MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
Richard K. Lyons, Chairman
Robert K. Connolly
David FitzWilliam-Lay
Norman W. Berryessa
John H. Dracott, Emeritus

OFFICERS
G. Paul Matthews
Mark W. Headley
James E. Walter
Downey L. Hebble

INVESTMENT ADVISOR
Matthews International Capital Management, LLC
456 Montgomery Street, Suite 1200
San Francisco, CA 94104
800.789.ASIA [2742]

UNDERWRITER
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19406

SHAREHOLDER SERVICES
PFPC Inc.
211 South Gulph Road
King of Prussia, PA 19406
800.892.0382

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walter LLP
345 California Street
San Francisco, CA 94104


[DRAGON GRAPHIC OMITTED]


   FOR ADDITIONAL INFORMATION ABOUT
         MATTHEWS ASIAN FUNDS:
--------------------------------------
         WWW.MATTHEWSFUNDS.COM
--------------------------------------
          800.789.ASIA [2742]
--------------------------------------
   456 MONTGOMERY STREET, SUITE 1200
        SAN FRANCISCO, CA 94104

Distributed by PFPC Distributors, Inc.

             ANNUAL REPORT
            AUGUST 31, 2001

[DRAGON GRAPHIC OMITTED]

          PACIFIC TIGER FUND
     ----------------------------
     ASIAN GROWTH AND INCOME FUND
     ----------------------------
              KOREA FUND
     ----------------------------
              CHINA FUND
     ----------------------------
              JAPAN FUND
     ----------------------------
        ASIAN TECHNOLOGY FUND
     ----------------------------


[ASIAN LETTERS OMITTED]

WWW.MATTHEWSFUNDS.COM

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
MATTHEWS ASIAN FUNDS                                         800.789.ASIA [2742]
--------------------------------------------------------------------------------

A MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholder,

Since the end of our fiscal year ended August 31, 2001, the free world has been confronted with perhaps the greatest challenge it has faced since the end of World War II. The tragic events of September 11, 2001, are so recent that few forecasters can say with any great certainty what the long-term global economic impact will be from them. In the immediate aftermath of the crisis, the outpouring of support for the American people from the Asian countries that we invest in has encouraged us to believe that the world is more united in its defense of freedom than it has ever been. Chinese factories are working overtime to sew American flags, and we are confident that the free world will prevail.

While it is a daunting task, we believe that it is imperative that all of us return to our normal lives and routines. In the spirit of this effort, we present our Message to Shareholders.

In the many years that we have been following the developing economies of Asia, the pace of change has been relentless, and this last year has been no exception. Following their rapid recoveries from the economic crisis of 1997 and 1998, economic growth in Asia slowed again last year, affected by continued weakness in Japan and the anticipated downturn in the United States. In spite of slower growth overall, large segments of Asia's young and highly motivated population have continued to enjoy dramatic improvements in their living standards, most notably in China. While changes that have transformed China in the last 20 years have been incremental, the last 12 months have seen this vast country progress to the point that it is rapidly becoming the most important economy in the region, in some respects surpassing Japan in regional significance.

In the post-crisis period, China's economy has proven to be one of the most resilient in Asia, and it is currently the fastest growing major economy in the world. The emergence of China as a major economic power has had an important impact on all of its neighbors, not all of them positive. In general, Asia's societies have continued to move closer to the open market, and with that has come increased freedom. In this respect, China and Taiwan's coming accession into the World Trade Organization marks another important step in Asia's transition from the closed economic model that prevailed in the immediate post-World War II period to the open model that now dominates the region.

The performance of Asia's financial markets and our family of Asian funds in the last 12 months has been mixed. On one hand, Japan has continued to fall to new lows as its economy has again stalled, while on the other, China's financial markets have continued

                                                                   continues....


[PHOTO OF G. PAUL MATTHEWS AND MARK W. HEADLEY OMITTED]

G. PAUL MATTHEWS,
Chairman and Chief
Investment Officer (left), and
MARK W. HEADLEY, President
and Portfolio Manager


CONTENTS
-------------------------------------
PORTFOLIO MANAGERS' COMMENTARIES AND
SCHEDULES OF INVESTMENTS
-------------------------------------
   Pacific Tiger Fund               1
-------------------------------------
   Asian Growth
   and Income Fund                  4
-------------------------------------
   Korea Fund                       7
-------------------------------------
   China Fund                      10
-------------------------------------
   Japan Fund                      13
-------------------------------------
   Asian Technology Fund           15
-------------------------------------

FINANCIAL STATEMENTS
-------------------------------------
   Assets and Liabilities          17
-------------------------------------
   Operations                      18
-------------------------------------
   Changes in Net Assets           19
-------------------------------------
   Financial Highlights            22
-------------------------------------
   Notes                           27
-------------------------------------
   Report of
   Independent Auditors            32
-------------------------------------

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

[DRAGON GRAPHIC OMITTED]

WE ARE PARTICULARLY PLEASED THAT THE MATTHEWS CHINA FUND BECAME THE FIRST OF OUR ASIAN FUNDS TO EARN AN OVERALL MORNINGSTAR RATING OF 5 STARS (OUT OF 1,308 FUNDS IN THE INTERNATIONAL EQUITY FUNDS CATEGORY AS OF AUGUST 31, 2001).

As of 8/31/01, the Matthews China Fund had a three-year Morningstar Rating of 5 Stars out of 1,308 funds in the International Equity Funds category.

Morningstar, Inc. rates over 6,700 mutual funds by assigning each fund's historical total returns and risk relative to other mutual funds in its class-e.g. Domestic Equity, International Equity, Taxable Bond or Municipal Bond. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 8/31/01. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in each broad-asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Morningstar does not rate funds or share classes that have less than three years of performance. A fund's rating may change at any time based on new data. Ratings are historical and do not represent future performance.

---------------------------------
to develop at a rapid pace. We are very proud of our funds' performance relative to other Asian funds that are available to U.S. investors, but we are also aware that in absolute terms, few investors have earned significant returns from their Asian investments in the last 12 months. We are particularly pleased that the Matthews China Fund became the first of our Asian funds to earn an Overall Morningstar Rating of 5 stars (out of 1,308 funds in the International Equity Funds category as of August 31, 2001).

During the last 12 months, Asia has faced a number of challenges, including the dramatic events surrounding the downing and capture of the U.S. "spy plane" in Southern China earlier this year. The successful resolution of that crisis, and the subsequent award of the 2008 Summer Olympics to China and its likely accession into the World Trade Organization next year, demonstrate how far China has come in recent years. In South Korea, the government has pressed ahead with difficult reforms, reducing the number of banks, forcing the closure of many financial institutions, encouraging investment from abroad, and selling large portions of domestic companies to overseas buyers.

South Asia has suffered from the growing competition from newly competitive Chinese behemoths, and our investments in Thailand, Indonesia and the Philippines remain a small percentage of our portfolios. Japan's new leadership provides some optimism that the 18-year bear market in Japanese equities is nearing an end. We are confident that in the coming years, the region as a whole will enjoy growth rates that will match their historic performance, and we are particularly optimistic for the economy of China.

In closing, for seven fascinating years we have been managing what we believe are the finest Asian funds available to U.S. investors. We thought it would be appropriate to take this anniversary to rename our fund family to MATTHEWS ASIAN FUNDS. While a small change, we want investors to know that our lives are dedicated to providing superior asset management in the most dynamic region of the world--Asia. All of us at Matthews Asian Funds are passionate in our conviction that Asia will remain at the forefront of world economic growth for many years and that economic freedom and openness will remain the dominant trends in Asia.

Thank you for your continued support.




/S/ G. PAUL MATTHEWS                            /S/ MARK W. HEADLEY
G. Paul Matthews                                Mark W. Headley
Chairman and Chief Investment Officer           President and Portfolio Manager

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
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LIPPER RANKINGS: PACIFIC EX-JAPAN FUND CATEGORY FOR THE PERIODS ENDED AUGUST 31,
2001

[LIPPER LOGO OMITTED]
LIPPER
A REUTERS Company

                                                                       MATTHEWS ASIAN FUNDS RANKING/
                                                                     TOTAL NUMBER OF FUNDS IN CATEGORY

                                                          One        Three          Five       Since     Inception
                                                          year        years         years     inception     date
------------------------------------------------------------------------------------------------------------------
Matthews Asian Growth and Income Fund (MACSX)           2 of 72     10 of 63      1 of 53     1 of 25      9/12/94
------------------------------------------------------------------------------------------------------------------
Matthews Pacific Tiger Fund (MAPTX)                    12 of 72      3 of 63      9 of 53     3 of 25      9/12/94
------------------------------------------------------------------------------------------------------------------
Matthews Korea Fund (MAKOX)                             4 of 72      2 of 63     23 of 53    27 of 29      1/3/95
------------------------------------------------------------------------------------------------------------------

                                                                 MATTHEWS ASIAN FUNDS QUARTILE RANKINGS

                                                           One          Three          Five         Since
                                                           year         years          years       inception
------------------------------------------------------------------------------------------------------------
Matthews Asian Growth and Income Fund (MACSX)              1st           1st            1st           1st
------------------------------------------------------------------------------------------------------------
Matthews Pacific Tiger Fund (MAPTX)                        1st           1st            1st           1st
------------------------------------------------------------------------------------------------------------
Matthews Korea Fund (MAKOX)                                1st           1st            2nd           4th
------------------------------------------------------------------------------------------------------------

The three remaining Matthews Asian Funds belong in the following Lipper fund categories:

Matthews China Fund: China Region fund category
Matthews Japan Fund:  Japanese fund category
Matthews Asian Technology Fund: Science & Technology fund category


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF MUTUAL FUNDS WILL VARY WITH MARKET CONDITIONS, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE CERTAIN ADDITIONAL RISKS, INCLUDING EXCHANGE RATE FLUCTUATIONS, REDUCED LIQUIDITY, GREATER VOLATILITY AND LESS REGULATION.

As of 6/30/01, the MATTHEWS PACIFIC TIGER FUND had a one-year return of -21.79%, a three-year average annual total return of 25.72%, a five-year average annual total return of -1.42%, and a since inception (9/12/94) average annual total return of 0.49%; the MATTHEWS ASIAN GROWTH AND INCOME FUND had a one-year return of 7.18%, a three-year average annual total return of 20.76%, a five-year average annual total return of 7.04%, and a since inception (9/12/94) average annual total return of 6.84%; and the MATTHEWS KOREA FUND had a one-year return of -19.74%, a three-year average annual total return of 37.51%, a five-year average annual total return of -7.19%, and a since inception (1/3/95) average annual total return of -9.45%.

Lipper and the Lipper corporate marks are proprietary trademarks of Lipper, a Reuters company. Lipper Analytical Services, Inc. rankings and fund performance are based on total return, including reinvestment of dividends and capital gains for the stated periods and do not reflect sales charges.

(COPYRIGHT) 2001 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

-----------------------------------------
HIGHLIGHTS
-----------------------------------------

The Matthews Asian Growth and Income Fund is the top-performing fund in the Pacific ex-Japan fund category for five years and since inception as of August 31, 2001.

-----------------------------------------

The Matthews Pacific Tiger Fund and
Matthews Asian Growth and Income Fund have been first-quartile performers in the
Pacific ex-Japan fund category for every Lipper time period since their inception as of August 31, 2001.

-----------------------------------------

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------
MATTHEWS PACIFIC TIGER FUND

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Pacific Tiger Fund suffered a loss of -27.46% for the fiscal year ended August 31, 2001. While such losses were extreme, they compared favorably to both of the Fund's benchmarks, the MSCI All Country Far East ex-Japan Index, down -31.94% and MSCI All Country Far East Free ex-Japan Index, down -31.02%, as well as its peer group of diversified Asia ex-Japan funds. The Fund remained fully invested and well diversified throughout the time period. Portfolio turnover was an acceptable 63.59%, driven largely by investor subscriptions and redemptions.

Asia ex-Japan had only partially recovered from the trials of the 1997-98 financial crisis when the recent global slowdown began. Extensive structural reform has occurred in most countries, however many banking systems continue to grapple with bad debt. China has remained the most impressive reform story and has weathered both the past crisis and the current challenges admirably. China's stable and growing economy has shrugged off deflation and achieved a level of consumer confidence the rest of the region lacks. Korea has also shown significant progress in corporate restructuring. Singapore and Hong Kong remain the leading headquarters for many outstanding regional companies. While the global outlook remains cloudy, the reform and restructuring engendered by the recent past will serve corporate Asia well going forward. While many remain critical of China, we believe an increasingly China-centric Asia will be more stable and well rounded.

The Matthews Pacific Tiger Fund focuses on a selection of growth companies that can be accumulated at reasonable valuations. One of our bedrock principles is that the fund remains fully invested at all times. While we constantly examine the portfolio positions, we do not believe market timing with cash positions serves the interests of long-term investors. The Fund's exceptional long-term performance relative to similar funds is a testament to the principle of being fully invested. This strategy may increase the day-to-day volatility of the Fund, but we believe volatility should be a secondary consideration for long-term investors. The Matthews Asian Growth and Income Fund was launched for those who wish to avoid volatility.

We search across the region for exceptional companies that range from small domestic groups to some of the world's largest companies. We strive to balance the portfolio between companies that focus on domestic economies and those that compete globally. We invest in niche providers of specialty services as well as large highly diversified conglomerates. Our focus is on the long-term creation of shareholder value by motivated and professional corporate management. Through extensive on-the-ground research, we study company strategies and industry developments. Hundreds of meetings each year with senior corporate executives from across Asia form the backbone of our analytical process. We analyze financial ratios and compare companies within industries across the region. The primary focus of the portfolio continues to be exposure to the financial, consumer/retail, telecommunications and technology sectors. Today, Asia is embracing more open markets, better regulated financial systems and drastically improved corporate governance. While there are major exceptions in each of these areas across the region, the trend is unmistakable. As portfolio managers, we strive to provide direct participation in the best corporate Asia ex-Japan has to offer. The long term potential is starting to become apparent as the economies slowly begin to work in closer unison. We believe the integration of Asian economies into a highly efficient whole is just beginning to take shape. We believe such trends make innovative, professionally managed companies exceptional long-term opportunities as the region gains a larger share of the global economic market.

                                 FUND PERFORMANCE
--------------------------------------------------------------------------------

                       ANNUALIZED PERFORMANCE INFORMATION
                             (AS OF AUGUST 31, 2001)
--------------------------------------------------------------------------------
                                    MATTHEWS
                               PACIFIC TIGER FUND
  One Year ..........................................   (27.46%)
  Three Years .......................................    31.10%
  Five Years ........................................    (2.89%)
  Since inception (9/12/94) .........................    (0.95%)

--------------------------------------------------------------------------------
                            MSCI ALL COUNTRY FAR EAST
                              FREE EX-JAPAN INDEX(1)
  One Year ..........................................   (31.02%)
  Three Years .......................................    12.56%
  Five Years ........................................   (12.52%)
  Since 9/12/94 .....................................    (8.98%)

--------------------------------------------------------------------------------
                            MSCI ALL COUNTRY FAR EAST
                                 EX-JAPAN INDEX(2)
  One Year ..........................................   (31.94%)
  Three Years .......................................    13.77%
  Five Years ........................................   (10.34%)
  Since 9/12/94 .....................................    (7.99%)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GROWTH OF A $10,000 INVESTMENT

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

             Matthews Pacific     MSCI AC Far East          MSCI AC Far East       Lipper Pacific ex-Japan
               Tiger Fund       Free ex-Japan Index(1)      ex-Japan Index(2)         Funds Average(3)

9/12/94         10,000               10,000                     10,000                    10,000
11/30/94         9,720                9,074.96                   9,329.22                  9,104.79
2/28/95          9,241.42             8,700.08                   8,878.63                  8,392
5/31/95          9,722.53             9,714.12                   9,447.07                  9,174.17
8/31/95          9,792.7              9,256.69                   8,873.17                  8,918.42
11/30/95         9,431.86             9,176.84                   8,783.99                  8,546.68
2/29/96         10,965.4              10,480.3                   9,563.05                  9,694.15
5/31/96         11,185.9             10,754.6                   10,185                     9,845.31
8/31/96         10,835.1             10,131.8                    9,657.71                  9,293.71
11/30/96        11,907.6             10,774.9                   10,172.9                   9,644.63
2/28/97         12,438.8             10,902.3                   10,325.4                   9,856.72
5/31/97         12,920               10,553.4                   10,117.1                   9,885.97
8/31/97         11,349.4              8,883.53                   9,015.88                  8,987.76
11/30/97         8,075.15             6,241.93                   6,233.33                  6,677.74
2/28/98          7,693.49             6,713.26                   6,768.71                  6,748.45
5/31/98          6,046.32             4,965.1                    5,087.9                   5,606.47
8/31/98          4,150.87             3,637.16                   3,797.75                  4,425.53
11/30/98         6,455.77             5,596.41                   5,614.14                  5,825.08
2/28/99          6,516.97             5,372                      5,502                     5,784.9
5/31/99          9,127.83             7,051.83                   7,205                     7,264.02
8/31/99         10,637.7              8,077                      8,421                     8,508.58
11/30/99        11,915                8,573                      8,778                     9,440.3
2/29/00         13,129.1              8,506                      9,280                    10,729.8
5/31/00         11,958.2              7,541                      8,368                     8,837.03
8/31/00         12,901.3              7,522                      8,221                     8,980.13
11/30/00         9,892.71             5,828                      6,301                     7,017.45
2/28/01         10,814.1              6,276                      6,794                     7,336.89
5/31/01         10,636.6              5,599                      6,050                     6,636.18
8/31/01          9,358.83             5,189                      5,595                     6,007.64


              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.

2 The MSCI All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Malaysia, Singapore, Korea, Indonesia, Philippines, Thailand and China.

3   The Lipper Pacific ex-Japan Funds Average consisted of 23 funds as of
    8/31/94.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
MATTHEWS PACIFIC TIGER FUND            SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ----------    ----------

EQUITIES - 96.63%***
 CHINA/HONG KONG - 44.55%
 Asia Satellite Telecommunications
    Holdings, Ltd.                                     1,287,600     $1,873,724
 AsiaInfo Holdings, Inc.**                                91,200      1,299,600
 China Hong Kong Photo
    Products Holdings, Ltd.                           16,886,000      1,363,943
 China Mobile HK, Ltd.**                                 298,217        931,022
 China Mobile HK, Ltd. ADR**                             165,850      2,602,186
 China.com Corp. A Shares**                              353,900        810,431
 Dah Sing Financial Group                                351,600      1,735,555
 Giordano International Ltd.                           7,223,000      3,495,935
 HSBC Holdings Plc. ADR                                   19,400      1,153,136
 Huaneng Power International, Inc. ADR                   136,800      2,990,448
 i-CABLE Communications**                              5,019,000      2,509,635
 Legend Holdings, Ltd.                                 8,350,000      3,961,111
 Li & Fung Ltd.                                        1,186,000      1,512,992
 New World China Land, Ltd.**                          5,009,600      1,814,472
 Quality Healthcare Asia, Ltd.**                      12,808,500        418,762
 Shangri-La Asia, Ltd.                                 3,949,400      3,190,072
 Vitasoy International Holdings, Ltd.                 17,128,750      2,415,723
                                                                   ------------
 TOTAL CHINA/HONG KONG                                               34,078,747
                                                                   ------------
 PHILIPPINES - 1.01%
 Benpres Holdings Corp.**                             24,639,000        773,015
                                                                   ------------
 SINGAPORE - 9.67%
 CSE Systems &
    Engineering, Ltd.**                                3,941,000        746,804
 Datacraft Asia, Ltd.                                    305,000      1,091,900
 DBS Group Holdings Ltd.                                 171,000      1,345,251
 Singapore Telecommunications Ltd.                     1,581,000      1,833,875
 Venture Manufacturing, Ltd.                             356,800      2,376,672
                                                                   ------------
 TOTAL SINGAPORE                                                      7,394,502
                                                                   ------------
 SOUTH KOREA - 29.51%
 Hana Bank                                               652,919      4,957,755
 Hite Brewery Co., Ltd.                                   74,627      2,678,486
 Internet Auction Co., Ltd.**                             49,600        912,439
 S1 Corp.                                                102,450      1,090,699
 Samsung Electronics                                      23,418      3,483,032
 Samsung Fire & Marine Insurance                          81,741      2,405,924
 Samsung Securities Co., Ltd.**                           94,244      2,375,547
 SK Telecom Co., Ltd.                                      8,395      1,478,622
 SK Telecom Co., Ltd., ADR                                31,400        602,252


                                                         SHARES        VALUE
                                                       ----------    ----------

 Swire Pacific Ltd. A  Shares                            533,500     $2,592,402
                                                                   ------------
 TOTAL SOUTH KOREA                                                   22,577,158
                                                                   ------------
 TAIWAN - 7.22%
 Bank Sinopac**                                        2,754,800      1,192,749
 Taiwan Semiconductor
    Manufacturing Co., Ltd.**                          1,334,200      2,472,970
 VIA Technologies, Inc.**                                382,120      1,859,204
                                                                   ------------
TOTAL TAIWAN                                                          5,524,923
                                                                   ------------
THAILAND - 4.67%
Advanced Info Service
   Public Co., Ltd.                                      203,100      2,395,727
Shinawatra Satellite
   Public Co., Ltd.**                                  1,565,500      1,180,780
                                                                   ------------
TOTAL THAILAND                                                        3,576,507
                                                                   ------------
TOTAL EQUITIES
   (Cost $83,415,138)                                                73,924,852
                                                                   ------------
                                                         FACE
                                                        AMOUNT
                                                        ------

INTERNATIONAL DOLLAR BONDS - 2.34%***
SINGAPORE - 2.34%
 Finlayson Global Corp.
     (DBS Holdings)**
     0.000%, 02/19/04                                 $1,320,000      1,791,900
                                                                   ------------
     (Cost $2,273,625)
TOTAL INVESTMENTS - 98.97%***
   (Cost $85,688,763*)                                               75,716,752
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 1.03%                                             786,357
                                                                    -----------
NET ASSETS - 100.00%                                                $76,503,109
                                                                    ===========

      * Cost for Federal income tax purposes is $86,863,446 and net unrealized depreciation consists of:
            Gross unrealized appreciation                          $  5,396,557
            Gross unrealized depreciation                           (16,543,251)
                                                                   ------------
            Net unrealized depreciation                            $(11,146,694)
                                                                   ============

     ** Non-income producing security
    *** As a percentage of net assets as of August 31, 2001
    ADR American Depositary Receipt

                 See accompanying notes to financial statements.

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                                                             800.789.ASIA [2742]
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MATTHEWS PACIFIC TIGER FUND            SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES
  CONSUMER DISCRETIONARY....................     19.61%
    Distributors............................      1.80
    Hotels Restaurants & Leisure............      4.19
    Internet & Catalog Retail...............      1.20
    Media...................................      5.79
    Specialty Retail........................      4.62
    Textiles & Apparel......................      2.00
  CONSUMER STAPLES..........................      6.73
    Beverages...............................      3.54
    Food Products...........................      3.19
  FINANCIALS................................     28.16
    Banks...................................     14.56
    Diversified Financials..................      8.08
    Insurance...............................      3.18
    Real Estate.............................      2.35
  HEALTH CARE...............................      0.55
    Health Care Providers & Services........      0.55
  INDUSTRIALS...............................      2.46
    Commercial Services & Supplies..........      1.44
    Industrial Conglomerates................      1.02
  INFORMATION TECHNOLOGY....................     23.95
    Communications Equipment................      1.44
    Computers & Peripherals.................      5.24
    Electronic Equipment & Instruments......      3.14
    Internet Software & Services............      1.05
    IT Consulting & Services................      2.75
    Semiconductor Equipment & Products......     10.32
  TELECOMMUNICATION SERVICES................     14.56
    Diversified Telecommunication Services..      3.99
    Wireless Telecommunication Services.....     10.58
  UTILITIES.................................      3.98
    Electric Utilities......................      3.98
                                                 -----
  TOTAL INVESTMENTS ........................    100.00%
                                                ======

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S COMMENTS
--------------------------------------------------------------------------------

MATTHEWS ASIAN GROWTH AND INCOME FUND

Portfolio Manager: G. Paul Matthews

The Matthews Asian Growth and Income Fund produced a positive return in the twelve months ended August 31, 2001, gaining 1.15% during the period. The fund easily outperformed its indices. Over the same period, the MSCI All Country Far East ex-Japan Index was down -31.94% and MSCI All Country Far East Free ex-Japan Index was down -31.02%.

The strong relative performance of this fund over the last year can be attributed to its focus on income producing investments, which consist of both high dividend paying equities and dollar-denominated convertible bonds. During the year, the fund shifted its emphasis somewhat, increasing its exposure to dividend paying stocks, and reducing its exposure to convertible bonds. Falling interest rates throughout Asia have reduced the yield available to convertible bond investors and the average yield on the fund's equity holdings is now significantly higher than the current yield on its bond portfolio.

The economic environment has been mixed in the last twelve months, with most Asian countries seeing growth rates drop. The major exception to this trend has been the economy of China, which has continued to show substantial growth. Generally speaking, countries and sectors, which have been historically dependent on exports, have seen their growth impacted more than others. The strong relative performance of the fund can be explained in part by the fact that most listed companies in Asia that have historically paid above-average dividends have been focused in domestic industries. During the year, the fund received positive contributions from its holdings in consumer and financial stocks in both South Korea and China. South Korean consumers, having lived through far more difficult times in 1997 and 1998, have so far proved more resilient during the current downturn, as have their counterparts in China. The growth of credit cards throughout the region has undoubtedly contributed to the relative strength of consumer spending. Electric utilities, which in some parts of Asia are still enjoying strong absolute growth rates, also performed well in the period.

During the year, the fund also saw two of its electric utility holdings merge, part of a broader trend of increased M & A activity that has emerged in recent years. Financial stocks in Asia also produced positive returns in the recent period as the post-crisis financial restructuring that is underway in many Asian markets continued in earnest. We fully expect additional mergers between banks in individual countries in Asia as well as between banks in different Asian countries. While the export sector will undoubtedly recover in the coming year, there are many well positioned domestic companies in stable growth industries which still offer dividend yields in excess of 4% per annum, and we consider their risk return characteristics to be attractive.

By country, the fund has had its highest exposure in Hong Kong, China and South Korea. Hong Kong's overall economy remains weak, but several domestic industries and sectors continue to perform relatively well. The fund held positions in the food industry, hotels, publishing, and non-bank financial services, all of which are somewhat insulated from the volatility of international trade.


                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                       ANNUALIZED PERFORMANCE INFORMATION
                             (AS OF AUGUST 31, 2001)

--------------------------------------------------------------------------------
                                 MATTHEWS ASIAN
                             GROWTH AND INCOME FUND
  One Year ....................................................     1.15%
  Three Years .................................................    22.35%
  Five Years ..................................................     6.34%
  Since inception (9/12/94) ...................................     6.12%

--------------------------------------------------------------------------------
                         MSCI ALL COUNTRY FAR EAST FREE
                                 EX-JAPAN INDEX(1)
  One Year ....................................................    (31.02%)
  Three Years .................................................     12.56%
  Five Years ..................................................    (12.52%)
  Since 9/12/94 ...............................................     (8.98%)

--------------------------------------------------------------------------------
                            MSCI ALL COUNTRY FAR EAST
                                 EX-JAPAN INDEX(2)
  One Year ....................................................    (31.94%)
  Three Years .................................................     13.77%
  Five Years ..................................................    (10.34%)
  Since 9/12/94 ...............................................     (7.99%)


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


                       Matthews Asian Growth             MSCI AC Far East         MSCI AC Far East            Lipper Pacific
                          and Income Fund               ex-Japan Index Free(1)    ex Japan Index(2)        Ex-Japan Funds Average(3)
9/12/94                      10,000                           10,000                  10,000                      10,000
11/30/94                      9,930                           9,074.96                 9,329.22                    9,104.79
2/28/95                       9,721.7                         8,700.08                 8,878.63                    8,392
5/31/95                      10,284.1                         9,714.12                 9,447.07                    9,174.17
8/31/95                      10,088.9                         9,256.69                 8,873.17                    8,918.42
11/30/95                     10,191                           9,176.84                 8,783.99                    8,546.68
2/29/96                      11,124.1                        10,480.3                  9,563.05                    9,694.15
5/31/96                      11,228.2                        10,754.6                 10,185                       9,845.31
8/31/96                      11,122.4                        10,131.8                  9,657.71                    9,293.71
11/30/96                     11,978                          10,774.9                 10,172.9                     9,644.63
2/28/97                      12,094.9                        10,902.3                 10,325.4                     9,856.72
5/31/97                      12,268.1                        10,553.4                 10,117.1                     9,885.97
8/31/97                      12,753.6                         8,883.53                 9,015.88                    8,987.76
11/30/97                      9,758.49                        6,241.93                 6,233.33                    6,677.74
2/28/98                       9,872.76                        6,713.26                 6,768.71                    6,748.45
5/31/98                       9,410.88                        4,965.1                  5,087.9                     5,606.47
8/31/98                       8,255.87                        3,637.16                 3,797.75                    4,425.53
11/30/98                      9,227.89                        5,596.41                 5,614.14                    5,825.08
2/28/99                       9,117.03                        5,392.58                 5,520.3                     5,784.9
5/31/99                      10,833.8                         7,051.83                 7,203.09                    7,264.02
8/31/99                      12,602.6                         8,077                    8,421                       8,508.58
11/30/99                     13,261.7                         8,573                    8,778                       9,440.3
2/29/00                      13,871.5                         8,506                    9,280                      10,729.8
5/31/00                      13,982.6                         7,541                    8,368                       8,837.03
8/31/00                      14,957.3                         7,522                    8,221                       8,980.13
11/30/00                     13,945.9                         5,828                    6,301                       7,017.45
2/28/01                      15,125.6                         6,276                    6,794                       7,336.89
5/31/01                      15,741                           5,599                    6,050                       6,636.18
8/31/01                      15,130                           5,189                    5,595                       6,007.64

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.

2 The MSCI All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Malaysia, Singapore, Korea, Indonesia, Philippines, Thailand and China.

3  The Lipper Pacific ex-Japan Funds Average consisted of 23 funds as of
   8/31/94.

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------
MATTHEWS ASIAN GROWTH AND INCOME FUND  SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                       ------------  -----------
EQUITIES - 56.90%****
 CHINA/HONG KONG - 40.88%
 Bank of East Asia, Ltd.                                 260,200      $  595,490
 Cafe De Coral Holdings, Ltd.                          1,458,000         766,426
 Cheung Kong Infrastructure
 Holdings, Ltd.                                          297,500         493,953
 China Hong Kong Photo
 Products Holdings, Ltd.                               4,420,003         357,020
 CLP Holdings, Ltd.                                      137,600         557,486
 CNOOC Ltd.**                                             46,000          45,413
 CNOOC Ltd.,  ADR**                                       13,500         267,840
 Dickson Concepts
 International, Ltd.                                     862,000         213,301
 H & CB ADR                                               47,150         513,935
 Hang Seng Bank, Ltd.                                     55,800         627,784
 Hong Kong Electric
 Holdings, Ltd.                                          159,000         604,436
 Hong Kong Land Holdings, Ltd.                           426,000         694,380
 Huaneng Power
 International, Inc. ADR**                                20,000         437,200
 Petrochina Co. Ltd. ADR                                  39,300         803,685
 PT Indosat (Persero) ADR                                 37,200         374,976
 Shangri-La Asia, Ltd.                                   883,600         713,715
 South China Morning
 Post Holdings, Ltd.                                     884,000         510,027
 Television Broadcasts, Ltd.                             137,000         469,865
 The Wharf Holdings, Ltd.                                158,000         318,043
 Vitasoy International
 Holdings, Ltd.                                        4,450,000         627,598
                                                                      ----------
 TOTAL CHINA/HONG KONG                                                 9,992,573
                                                                      ----------
 SINGAPORE - 2.47%
 DBS Group Holdings Ltd.                                  76,800         604,183
                                                                      ----------
 SOUTH KOREA - 10.85%
 Hana Bank                                                90,850         689,844
 Hyundai Department Store Co.,  Ltd.                      42,850         511,534
 Hyundai Motor Co., Ltd., Pfd.                           159,850       1,001,052
 Sindo Ricoh Co.**                                        14,970         449,994
                                                                      ----------
 TOTAL SOUTH KOREA                                                     2,652,424
                                                                      ----------
 UNITED KINGDOM - 2.70%
 HSBC Holdings PLC ADR                                    11,100         659,784
                                                                      ----------
TOTAL EQUITIES
 (Cost $13,595,795)                                                   13,908,964
                                                                      ----------
                                                           FACE
                                                          AMOUNT
                                                        ----------

INTERNATIONAL   DOLLAR  BONDS  -  38.85%****
 CHINA/HONG  KONG  -  24.82%
 Amoy Properties, Ltd.
    5.500%, 12/29/49                                  $  850,000         733,125


                                                       FACE AMOUNT      VALUE
                                                       -----------      ------
 China Mobile HK Ltd., Cnv
    2.250%, 11/03/05                                  $1,300,000      $1,179,750
 First Pacific Capital, Ltd.
    2.000%, 03/27/02                                     550,000         688,875
 Huaneng Power International
    Public Co., Ltd.
    1.750%, 05/21/04                                     500,000         631,250
 Korea Deposit Insurance Cnv
    2.250%, 10/11/05                                     920,000       1,010,850
 New World Cap Finl, Cnv
    (New World Development)
    3.000%, 06/09/04                                     600,000         660,000
 New World Infrastructure Cnv
    1.000%, 04/15/03                                     400,000         505,000
 PCCW Capital Ltd., Cnv
    3.500%, 12/05/05                                     700,000         661,500
                                                                      ----------
 TOTAL CHINA/HONG KONG                                                 6,070,350
                                                                      ----------
 SINGAPORE - 5.20%
 Finlayson Global Corp.
    (DBS Holdings)***
    0.000%, 02/19/04                                     250,000         339,375
 Finlayson Global Corp.
    (DBS Holdings)
    0.000%, 02/19/04                                     100,000         135,750
 Fullerton Global Corp.
    (Singapore Telecom)
    0.000%, 04/02/03                                     700,000         796,250
                                                                      ----------
 TOTAL SINGAPORE                                                       1,271,375
                                                                      ----------
 SOUTH KOREA - 3.84%
 Samsung Electronics Co.
    2.000%, 07/30/02                                     200,000         228,000
 Samsung Electronics Co.
    0.000%, 12/31/07                                     500,000         711,250
                                                                      ----------
 TOTAL SOUTH KOREA                                                       939,250
                                                                      ----------
 TAIWAN - 1.28%
 Mosel Vitelic, Inc.***
    1.000%, 02/02/05                                     200,000         202,000
 Walsin Lihwa Corp.
    3.250%, 06/16/04                                     120,000         109,800
                                                                      ----------
 TOTAL TAIWAN                                                            311,800
                                                                      ----------
 THAILAND - 3.71%
 Bangkok Bank Public Co.
    4.589%, 03/03/04                                   1,625,000         901,875
 Robinson Department
    Store Public Co., Ltd.
    4.250%, 04/07/04                                      50,000           5,000
                                                                      ----------
 TOTAL THAILAND                                                          906,875
                                                                      ----------
 TOTAL INTERNATIONAL
    DOLLAR BONDS
    (Cost $9,398,216)                                                  9,499,650
                                                                      ----------

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
MATTHEWS ASIAN GROWTH AND INCOME FUND  SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
                                                                     ----------


TOTAL INVESTMENTS - 95.75%****
   (Cost $22,994,011*)                                              $23,408,614
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 4.25%                                           1,037,931
                                                                    -----------
NET ASSETS - 100.00%                                                $24,446,545
                                                                    ===========

   * Cost for Federal income tax purposes is $23,001,980 and net unrealized appreciation consists of:
            Gross unrealized appreciation                           $ 1,769,309
            Gross unrealized depreciation                            (1,362,675)
                                                                    -----------
            Net unrealized appreciation                             $   406,634
                                                                    ===========

  **    Non-income producing security
 *** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers
****    As a percentage of net assets as of August 31, 2001
 ADR    American Depositary Receipt
Pfd.    Preferred
Cnv.    Convertible

                See accompanying notes to financial statements.


MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES
  CONSUMER DISCRETIONARY....................     19.27%
    Automobiles.............................      4.28
    Distributors............................      1.53
    Hotels, Restaurants & Leisure...........      6.15
    Media...................................      4.19
    Multiline Retail........................      2.21
    Textile & Apparel.......................      0.91
  CONSUMER STAPLES..........................      2.69
    Food Products...........................      2.69
  ENERGY....................................      4.75
    Oil & Gas...............................      4.75
  FINANCIALS................................     34.95
    Banks...................................     18.90
    Diversified Financials..................      7.11
    Real Estate.............................      8.94
  INDUSTRIALS...............................      4.74
    Electrical Equipment....................      0.47
    Industrial Conglomerates................      2.11
    Transportation Infrastructure...........      2.16
  INFORMATION TECHNOLOGY....................      6.81
    Office Electronics......................      1.92
    Semiconductor Equipment & Products......      4.89
  TELECOMMUNICATION SERVICES................     12.90
    Diversified Telecommunication Services .      7.85
    Wireless Telecommunication Services.....      5.05
  UTILITIES.................................     13.89
    Electric Utilities......................     13.89
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS KOREA FUND

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Korea Fund fell -13.09% for the fiscal year ended August 31, 2001, while the KOSPI Index fell -31.41%. The KOSPI Index is heavily weighted to a small number of individual stocks such as Samsung Electronics, Korea Electric Power, SK Telecom and Korea Telecom, amongst others. The Matthews Korea Fund has invested in all four of the companies mentioned, but in much smaller percentages than the index itself, preferring to overweight less well known companies that we believed were better positioned in the current environment to achieve their growth objectives.

Examples of companies in which the fund has invested that are not large components of the KOSPI Index would include: Pacific Corporation, Korea's largest manufacturer and distributor of cosmetics; Good Morning Securities, the former Ssangyong Securities that is now majority owned by international investors; Hite Brewery, one of Korea's largest brewers with a major stake owned by Carlsberg; and Internet Auction, a Korean version of eBay, which is now controlled by eBay. We believe that by including a broader range of Korean-listed companies, which are themselves established companies in a Korean context, we have been able to provide consistently higher returns than the broad index over time. While there will be periods when the largest capitalization issues lead the market, we believe that a more diversified portfolio of Korean companies is appropriate for those seeking to participate in Korea's long-term economic prospects.

While there have been moments in the last twelve months when we have been frustrated by the apparent lack of progress in Korea's restructuring efforts, overall the Korean government has made more progress than almost any other in Asia. Examples of Korea's success include: the early repayment of all IMF loans, the successful closure of large numbers of financial sector companies, a commensurate reduction in numbers of employees, a substantial write-down of bad debt in the banking system, the sale of key stakes in both financial entities and industrial companies to highly credible international partners, the emergence of the domestic technology market and in particular the penetration rates of cellular and broadband, and finally, the progress towards a peaceful reconciliation with North Korea. Against these positive developments, Korea has remained highly dependent on semiconductors at a time when global demand has collapsed and the government has continued to support companies that perhaps would be better allowed to go out of business.

We are very encouraged by Korea's overall acceptance of market principles in recent years, and the substantial improvements that have been made in both corporate governance and transparency. The acceptance and introduction of class action suits that will allow shareholders, however small, to exercise their rights, is the next step that Korea may have to undertake before investors will apply higher valuations to Korean equities. Generally, we believe that after a difficult final few months in calendar year 2001, the fiscal year to August 31, 2002 will show a marked improvement for the Korean economy overall.


                                 FUND PERFORMANCE
--------------------------------------------------------------------------------

                       ANNUALIZED PERFORMANCE INFORMATION
                             (AS OF AUGUST 31, 2001)

--------------------------------------------------------------------------------
                               MATTHEWS KOREA FUND
  One Year ............................................    (13.09%)
  Three Years .........................................     35.17%
  Five Years ..........................................     (7.04%)
  Since inception (1/3/95) ............................     (9.71%)

--------------------------------------------------------------------------------
                                     KOSPI(1)
                        (SOUTH KOREAN STOCK PRICE INDEX)
  One Year ............................................    (31.41%)
  Three Years .........................................     23.85%
  Five Years ..........................................    (14.24%)
  Since 1/3/95 ........................................    (15.27%)


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


                 Matthews        South Korea     Lipper Pacific ex-Japan
                Korea Fund    Stock Price Index(1)    Funds Average(2)

12/31/94         10,000          10,000                  10,000
2/28/95           9,000           8,768.39                9,492.26
5/31/95           8,960           9,009.59               10,337.2
8/31/95           9,130           9,152.66               10,077.2
11/30/95          9,230           9,416.78                9,716.27
2/29/96           8,403.7         8,500.6                10,961.8
5/31/96           8,635.74        8,918.8                11,162
8/31/96           7,293.97        7,423.01               10,524.1
11/30/96          6,819.81        6,820.47               10,929.4
2/28/97           5,891.67        6,093.21               11,151.6
5/31/97           6,416.27        6,603.12               11,202.8
8/31/97           6,244.77        5,974.91               10,182.9
11/30/97          3,046.72        2,736.63                7,481.67
2/28/98           3,046.72        2,653.17                7,553.92
5/31/98           2,280           1,828.7                 6,297.94
8/31/98           2,047.96        1,781.01                4,987.13
11/30/98          3,107.25        2,810.91                6,567.75
2/28/99           3,763           3,296.06                6,542.16
5/31/99           6,012.73        4,809.27                8,274.24
8/31/99           7,556.27        6,157.41                9,726.68
11/30/99          8,222.11        6,663.65               10,806.6
2/29/00           7,103.27        5,675.93               12,164.7
5/31/00           5,723.01        5,022.04               10,140.3
8/31/00           5,824.01        4,794.6                10,330.3
11/30/00          4,309.09        3,247.45                8,093.81
2/28/01           4,921.56        3,571.19                8,509.16
5/31/01           5,269.49        3,707                   7,822.59
8/31/01           5,061.74        3,302                   7,091.08


              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 KOSPI: The South Korea Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korean Stock Exchange.

2  The Lipper Pacific ex-Japan Funds Average consisted of 28 funds as of
   12/31/94.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
MATTHEWS KOREA FUND                    SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------
                                                        SHARES          VALUE
                                                      ----------      ----------

EQUITIES - SOUTH KOREA - 99.90%***
CONSUMER DISCRETIONARY - 8.54%
 AUTO COMPONENTS - 0.53%
 Global & Yuasa Battery Co., Ltd.                        224,800      $  622,071
                                                                      ----------
 AUTOMOBILES - 4.27%
 Hyundai Motor Co., Ltd.                                 300,301       5,007,148
                                                                      ----------
 INTERNET & CATALOG RETAIL - 0.00%
 Hansol CSN Co., Ltd.**                                    3,215           4,354
                                                                      ----------
 RETAIL - 3.74%
 Hyundai Department Store
   Co., Ltd.                                              84,200       1,005,162
 LG Home Shopping, Inc.                                   61,083       2,106,300
 Shinsegae Department Stores
   Co. - Pfd.                                             27,504       1,270,287
                                                                      ----------
                                                                       4,381,749
                                                                      ----------
 TOTAL CONSUMER DISCRETIONARY                                         10,015,322
                                                                      ----------
CONSUMER STAPLES - 19.48%
 BEVERAGES - 8.61%
 Hite Brewery Co., Ltd.                                  146,911       5,272,878
 Lotte Chilsung Beverage Co.                              29,820       4,808,714
                                                                      ----------
                                                                      10,081,592
                                                                      ----------
 FOOD PRODUCTS - 6.36%
 Lotte Confectionery Co., Ltd.                            20,990       3,335,512
 Nong Shim Co., Ltd.                                     101,048       4,113,250
                                                                      ----------
                                                                       7,448,762
                                                                      ----------
 PERSONAL PRODUCTS - 4.51%
 Pacific Corp.                                            82,320       5,284,127
                                                                      ----------
 TOTAL CONSUMER STAPLES                                               22,814,481
                                                                      ----------
FINANCIALS - 28.31%
 BANKS - 14.74%
 Hana Bank                                               880,350       6,684,688
 Housing & Commercial
 Bank ADR**                                              176,300       1,921,670
 Kookmin Bank                                            427,945       5,761,963
 Shinhan Bank                                            295,702       2,893,466
                                                                      ----------
                                                                      17,261,787
                                                                      ----------
 DIVERSIFIED FINANCIALS - 7.63%
 Good Morning Securities
   Co., Ltd.**                                         1,074,200       3,489,694
 Samsung Securities Co., Ltd.**                          179,315       4,519,876
 Seoul Securities Co., Ltd.                              336,380         924,254
                                                                      ----------
                                                                       8,933,824
                                                                      ----------
 INSURANCE - 5.94%
 Samsung Fire & Marine Insurance                         220,182       6,480,726



                                                         SHARES         VALUE
                                                       ----------     ----------


 Samsung Fire & Marine
   Insurance - Pfd.                                       45,000      $  482,600
                                                                      ----------
                                                                       6,963,326
                                                                      ----------
 TOTAL FINANCIALS                                                     33,158,937
                                                                      ----------
HEALTH CARE - 1.08%
 HEALTH CARE EQUIPMENT & SUPPLIES - 0.61%
 Shinhung Co., Ltd.                                      342,700         720,299
                                                                      ----------
 PHARMACEUTICALS - 0.47%
 Yuhan Corp.                                              11,280         544,814
                                                                      ----------
 TOTAL HEALTH CARE                                                     1,265,113
                                                                      ----------
INDUSTRIALS - 2.78%
 COMMERCIAL SERVICES & SUPPLIES - 2.73%
 S1 Corp.                                                300,405       3,198,160
                                                                      ----------
 MACHINERY - 0.05%
 Hanjin Heavy Industries
 Co., Ltd.                                                26,139          52,791
                                                                      ----------
 TOTAL INDUSTRIALS                                                     3,250,951
                                                                      ----------
INFORMATION TECHNOLOGY - 18.29%
 ELECTRONICS EQUIPMENT & INSTRUMENTS - 2.49%
 Dae Duck GDS Co., Ltd.                                  256,296       1,966,174
 Hankuk Electric Glass Co., Ltd.                          20,180         952,560
                                                                      ----------
                                                                       2,918,734
                                                                      ----------
 INTERNET SOFTWARE & SERVICES - 5.12%
 Internet Auction Co., Ltd.**                            148,417       2,730,270
 NCSoft Corp.                                             40,387       3,272,171
                                                                      ----------
                                                                       6,002,441
                                                                      ----------
 IT CONSULTING & SERVICES - 0.45%
 Posdata Co., Ltd.**                                      41,060         523,915
                                                                      ----------
 OFFICE ELECTRONICS - 0.91%
 Sindo Ricoh Co.**                                        35,356       1,062,792
                                                                      ----------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.32%
 Samsung Electronics Co.                                  63,354       9,422,838
 Samsung Electronics Co. - Pfd.                           23,840       1,492,967
                                                                      ----------
                                                                      10,915,805
                                                                      ----------
 TOTAL INFORMATION TECHNOLOGY                                         21,423,687
                                                                      ----------
TELECOMMUNICATION SERVICES - 16.82%
 TELECOMMUNICATION SERVICES - 8.41%
 Cheil Communications, Inc.                               23,970       1,833,229
 Humax Co., Ltd.                                         107,630       1,592,389
 Korea Telecom Corp.                                     120,570       4,813,528
 Korea Telecom Corp. ADR**                                77,317       1,607,420
                                                                      ----------
                                                                       9,846,566
                                                                      ----------
                                                           www.matthewsfunds.com
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------
MATTHEWS KOREA FUND                    SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------
                                                        SHARES        VALUE
                                                      ----------    ----------

 WIRELESS TELECOMMUNICATION SERVICES - 8.41%
 Korea Telecom Freetel**                                 207,034    $5,348,225
 SK Telecom Co., Ltd.                                     15,635     2,753,813
 SK Telecom Co., Ltd., ADR**                              91,300     1,751,134
                                                                   -----------
                                                                     9,853,172
                                                                   -----------
 TOTAL TELECOMMUNICATIONS SERVICES                                  19,699,738
                                                                   -----------
UTILITIES - 4.60%
 Daehan City Gas Co., Ltd.                                57,492       585,066
 Korea Electric Power Corp.                              270,850     4,802,320
                                                                   -----------
 TOTAL UTILITIES                                                     5,387,386
                                                                   -----------
TOTAL EQUITIES
   (Cost $105,347,168)                                             117,015,615
                                                                   -----------
                                                         FACE
                                                        AMOUNT
                                                       ---------

INTERNATIONAL DOLLAR BONDS -
 SOUTH KOREA - 0.19%***

FINANCIALS - 0.19%
 INSURANCE - 0.19%
 Korea Deposit Insurance Cnv.
    2.250%, 10/11/03                                   $ 200,000        219,750
                                                                   ------------
   (Cost $213,611)
TOTAL INVESTMENTS - 100.09%***
   (Cost $105,560,779*)                                             117,235,365
LIABILITIES, LESS CASH AND
   OTHER ASSETS - (0.09%)                                              (103,073)
                                                                   ------------
NET ASSETS - 100.00%                                               $117,132,292
                                                                   ============

   * Cost for Federal income tax purposes is $112,509,848 and net unrealized appreciation consists of:
            Gross unrealized appreciation                          $ 15,115,637
            Gross unrealized depreciation                           (10,390,120)
                                                                   ------------
            Net unrealized appreciation                            $  4,725,517
                                                                   ============

  **  Non-income producing security
 ***  As a percentage of net assets as of August 31, 2001
 ADR  American Depositary Receipt
 Cnv. Convertible
 Pfd. Preferred

                 See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS CHINA FUND

Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley and Richard H. Gao

The Matthews China Fund fell -2.23% for the fiscal year ended August 31, 2001. The Fund significantly outperformed its benchmark indices, the Credit Lyonnais China World Index and the MSCI China Free Index, which fell -28.13% and -49.50%, respectively, over the same time period.

The Fund's relative under-weighting in telecom and technology stocks such as China Mobile and Legend Holdings helped resist a sharp downward correction in the technology sector. Meanwhile, our bottom-up stock picking approach has helped us discover small cap niche companies such as Guangzhou Pharmaceutical and Texwinca Holdings, which more than doubled during the period. Our investment in the B share market also had positive results. We kept around 10% of our fund in the B shares for most of the period, as we believed that B shares were undervalued and that B share prices would gradually catch up to their A share counterparts. This decision turned out to be the right one, as China opened its B share market to domestic investors in February 2001 and B share prices rose significantly to catch up to their A share counterparts.

China continued to show strong economic growth: GDP growth grew at 8.0% in 2000 and 7.9% during the first half of 2001. Strong domestic consumer demand is the most significant factor behind the growth. China's housing sector reform has created a whole new area of consumer demand, as individuals are now able to buy their own apartments and houses. The government has also taken other measures to boost the domestic economy. These measures include opening up mortgage and consumer loans for the first time, increasing salaries for public servants, and extending vacation days for company employees. Fixed asset investments were another driver of China's economic growth. During the first seven months of this year, fixed asset investments increased by 20% compared with the same time period last year.

China continued to strengthen its reform process. Corporate restructuring, foreign partnerships, and layoffs were seen everywhere in the banking and state-owned-enterprises (SOE) sectors. With reform continuing, we are starting to see some positive results: last year, two-thirds of China's largest money-losing SOEs reported net profits. In a broader range, 190,100 SOEs last year reported combined profits of approximately U.S. $34 billion, a net increase of 147% compared to the previous year. In the banking sector, China continued to clean up its bad debt, establishing asset management companies to repackage and sell problem loans of state-owned banks. At the same time, China is also looking for foreign partnerships for its major state banks. Foreign banks like Citicorp are expected to take strategic stakes in certain Chinese banks.

Looking forward, we remain positive on China's economic outlook and believe that China will be a bright spot among the slowing global economy. We expect that China can keep a high growth rate of above 7% for 2001. Export activities, which account for 20% of total GDP and was once the primary driver for economic growth, will slow down and may even see a negative growth rate in the second half due to a very weak global economy. However, domestic demand still has room to grow. Meanwhile, China's entry into the World Trade Organization will bring in more foreign direct investment and will further strengthen China's competitiveness in the manufacturing sector.

The Matthews China Fund remains well diversified among various sectors. We adhere to our Growth At a Reasonable Price approach and try to find companies that are leaders in their industries with large growth potential and selling at relatively cheap valuations. Frequent company visits are also an integral part of our investment approach.


                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                       ANNUALIZED PERFORMANCE INFORMATION
                             (AS OF AUGUST 31, 2001)

--------------------------------------------------------------------------------
                               MATTHEWS CHINA FUND
  One Year .........................................       (2.23%)
  Three Years ......................................       31.82%
  Since inception (2/19/98) ........................       (0.01%)

--------------------------------------------------------------------------------
                                 CREDIT LYONNAIS
                              CHINA WORLD INDEX(1)
  One Year .........................................      (28.13%)
  Three Years ......................................       21.32%
  Since 2/19/98 ....................................       (8.85%)

--------------------------------------------------------------------------------
                            MSCI CHINA FREE INDEX(2)
  One Year .........................................      (49.50%)
  Three Years ......................................       (6.77%)
  Since 2/19/98 ....................................      (28.23%)


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

           Matthews       CL China         MSCI China     Lipper China Region
          China Fund     World Index(1)   Free Index(2)     Funds Average(3)
02/19/98   10,000           10,000           10,000            10,000
05/98       8,570            8,097            7,592             7,810
08/98       4,360            4,024            3,827             5,364.01
11/98       6,650            6,576            6,218             8,018.56
02/99       5,150            5,174            4,448             7,038.55
05/99       6,734            7,026            6,336             8,771.49
08/99       8,624            9,056            8,077            10,225.1
11/99       8,746            8,550            6,992            11,711
02/00       8,586            9,045            5,049            13,345.5
05/00       8,472            8,397            5,752            11,684.6
08/00      10,223           10,002            6,137            12,940.8
11/00       8,164            7,493            4,455            10,507.6
02/01       9,886            8,628            4,673            11,388.8
05/01      12,371.6          9,380            4,431            11,356.5
08/01       9,994.92         7,189            3,100             9,297.75



              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 The Credit Lyonnais China World Index is an unmanaged capitalization-weighted index of Chinese equities which are listed on the Hong Kong, Shanghai and Shenzhen stock exchanges.

2 The MSCI China Free Index is an unmanaged capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Red Chips are Chinese companies that are incorporated in Hong Kong but have at least 35% of their shares held by Chinese state-owned organizations.

3  The Lipper China Region Funds Average consisted of 17 funds as of 2/28/98.

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------
MATTHEWS CHINA FUND                    SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------
                                                        SHARES         VALUE
                                                      ----------     ----------

EQUITIES - CHINA/HONG KONG - 99.94%***
CONSUMER DISCRETIONARY - 19.38%
 AUTOMOBILES & COMPONENTS - 5.30%
 Denway Motors Ltd.**                                  2,536,600      $  682,968
 Qingling Motors Co., Ltd. H Shares                    2,745,000         369,539
                                                                      ----------
                                                                       1,052,507
                                                                      ----------
 CONSUMER DURABLE & APPAREL - 7.49%
 China Hong Kong Photo
   Products Holdings, Ltd.                               876,000          70,758
 Li & Fung Ltd.                                          332,000         423,535
 TCL International
   Holdings, Ltd.                                        424,000          51,644
 Texwinca Holdings, Ltd.                               2,644,000         940,704
                                                                      ----------
                                                                       1,486,641
                                                                      ----------
 HOTELS, RESTAURANTS & LEISURE - 4.22%
 Shangri-La Asia, Ltd.                                 1,037,000         837,622
                                                                      ----------
 MEDIA - 2.37%
 Television Broadcasts, Ltd.                             137,000         469,865
                                                                      ----------
 TOTAL CONSUMER DISCRETIONARY                                          3,846,635
                                                                      ----------
CONSUMER STAPLES - 0.01%
 FOOD & DRUG RETAILING - 0.01%
 Want Want Holdings Warrants                               3,500           1,767
                                                                      ----------
 TOTAL CONSUMER STAPLES                                                    1,767
                                                                      ----------
ENERGY - 11.16%
 CNOOC Ltd.**                                            617,000         609,123
 Petrochina Co., Ltd. H Shares                         6,378,000       1,300,201
 Sinopec Zhenhai Refining &
   Chemical Co., Ltd.                                  2,040,000         306,016
                                                                      ----------
 TOTAL ENERGY                                                          2,215,340
                                                                      ----------
FINANCIALS - 7.33%
 DIVERSIFIED FINANCIALS - 1.50%
 China Everbright, Ltd.                                  510,000         297,516
                                                                      ----------
 REAL ESTATE - 5.83%
 China Vanke Co., Ltd. B Shares                          504,912         567,085
 New World China Land, Ltd.**                          1,628,800         589,950
                                                                      ----------
                                                                       1,157,035
                                                                      ----------
 TOTAL FINANCIALS                                                      1,454,551
                                                                      ----------
HEALTH CARE - 1.18%
 PHARMACEUTICALS & BIOTECHNOLOGY - 1.18%
 China Pharmaceutical Enterprise
    & Investment Corp., Ltd.                           2,642,000         233,728
                                                                      ----------
 TOTAL HEALTH CARE                                                       233,728
                                                                      ----------
INDUSTRIALS - 28.30%
 CAPITAL GOODS - 12.98%
 Beijing Enterprises Holdings, Ltd.                      420,000         433,485



                                                         SHARES         VALUE
                                                       ----------     ----------


 Cheung Kong Infrastructure
   Holdings, Ltd.                                        344,500      $  571,989
 China Resources Enterprises, Ltd.                       336,000         392,021
 Citic Pacific, Ltd.                                     114,000         252,860
 Shanghai Industrial Holdings, Ltd.                      194,000         300,965
 Swire Pacific Ltd. A Shares                             128,500         624,412
                                                                      ----------
                                                                       2,575,732
                                                                      ----------
 TRANSPORTATION - 15.32%
 China Merchants Holdings International Co., Ltd.        592,000         375,713
 China Southern
   Airlines Co. Ltd., Class H**                        1,810,000         481,532
 China Southern Airlines Co., Ltd. ADR**                  14,800         192,400
 Cosco Pacific, Ltd.                                     806,000         428,856
 New World Infrastructure, Ltd.**                        908,400         477,518
 Shanghai Zhenhua Port
   Machinery Co., Ltd. B Shares                          316,500         305,423
 Zhejiang Expressway Co., Ltd. H Shares                3,840,000         777,888
                                                                      ----------
                                                                       3,039,330
                                                                      ----------
 TOTAL INDUSTRIALS                                                     5,615,062
                                                                      ----------
INFORMATION TECHNOLOGY - 12.89%
 SOFTWARE & SERVICES - 5.88%
 Asiainfo Holdings, Inc.**                                51,250         730,312
 Travelsky Technology Ltd.**                             518,000         435,011
                                                                      ----------
                                                                       1,165,323
                                                                      ----------
 TECHNOLOGY HARDWARE & EQUIPMENT - 7.01%
 Legend Holdings, Ltd.                                 2,934,000       1,391,844
                                                                      ----------
 TOTAL INFORMATION TECHNOLOGY                                          2,557,167
                                                                      ----------
TELECOMMUNICATIONS SERVICES - 8.66%
 China Mobile (Hong Kong), Ltd.**                        234,083         730,798
 China Mobile (Hong Kong), Ltd. ADR**                     12,600         197,694
 China Unicom, Ltd.**                                    468,000         585,032
 China Unicom, Ltd. ADR**                                 16,200         204,606
                                                                      ----------
 TOTAL TELECOMMUNICATIONS SERVICES                                     1,718,130
                                                                      ----------
UTILITIES - 11.03%
 CLP Holdings, Ltd.                                      142,100         575,718
 Guangdong Electric Power
   Development Co., Ltd. B Shares                        370,792         233,422
 Huaneng Power International, Inc. ADR**                  39,400         861,284
 Shandong International Power
   Development Co., Ltd. H Shares                      2,558,000         518,187
                                                                      ----------
 TOTAL UTILITIES                                                       2,188,611
                                                                      ----------

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
MATTHEWS CHINA FUND                    SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
                                                                      --------



TOTAL INVESTMENTS - 99.94%***
   (Cost $21,939,324*)                                              $19,830,991
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 0.06%                                              12,067
                                                                    -----------
NET ASSETS - 100.00%                                                $19,843,058
                                                                    ===========

   * Cost for Federal income tax purposes is $22,243,209 and net unrealized depreciation consists of:
            Gross unrealized appreciation                           $ 1,480,026
            Gross unrealized depreciation                            (3,892,244)
                                                                    -----------
            Net unrealized depreciation                             $(2,412,218)
                                                                    ============

  **    Non-income producing security
 ***    As a percentage of net assets as of August 31, 2001
 ADR    American Depositary Receipt

           See accompanying  notes to financial statements.

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S COMMENTS
--------------------------------------------------------------------------------

MATTHEWS JAPAN FUND

Portfolio Manager: Mark W. Headley

For the fiscal year ended August 31, 2001, the Matthews Japan Fund fell -40.92%. This return was worse than the MSCI Japan Index, which fell -33.17% and the TOPIX index which fell -33.18% over the same time period. However, according to Lipper Analytical Services, the fund was about average for the Japanese funds category that fell -40.42% over the same time period. The year was a very difficult one in almost every respect. Japan's high quality exporters of consumer goods and technology have been sold off brutally in line with other global markets. At the same time, a new economic recession and intensified deflation has made domestic earnings very difficult.

Looking at Japan's ongoing attempts to restructure and reform its economy, one must examine the country's leadership. For the first half of the period, the country was saddled with one of the least successful prime ministers in Japanese history. Prime Minister Yoshiro Mori was a general disaster. He managed to insult Japan's neighbors and failed to introduce any sense of urgency in the areas of the economy that needed help. His successor in April, Prime Minister Junichiro Koizumi, has been far more articulate about reform, but the markets remain very skeptical without concrete action to assess. Still, we believe that Koizumi is a huge improvement and his strong statements and wide popularity bode well for reform efforts moving forward.

Throughout the year, the portfolio has combined large global companies with smaller domestically oriented companies. The more successful investment area has been on the small domestic side. Even here, the daily liquidity or share turnover has been an area of concern and several positions were removed as trading fell below what we consider to be an acceptable level. Generally, the domestic companies offer a more defensive environment for earnings but with significantly less long-term potential. The larger export oriented companies continue to restructure their operations, but the deterioration of the global economy has generally out-paced efforts to reduce costs and eliminate less profitable divisions. We expect a day will come in the not too distant future where an improved business outlook will combine with far more efficient operations to produce a period of superior earnings. Companies such as NEC and Sony are examples of organizations that are substantially improving their operations yet are being sold down due to the current difficult environment.

Generally, valuations have been pared down to levels not seen in many years in Japan. This has been partially hidden by the lack of earnings due to the current domestic and global environment. We have learned from past periods of crisis in Asia that some measures such as price to earnings ratios are almost meaningless at the bottom of a bear market. The "E" in a PE simply is not there. As earnings begin to recover, the ongoing work to achieve greater levels of efficiency will become very apparent. Whether this happens on a company-by-company basis or across a broadly recovering economy remains to be seen. Certainly some companies in Japan are acting far more rationally than they have in the past and major strides have been made. These are the companies we continue to invest in across the portfolio. If the government is now able to deliver a more supportive environment through mass deregulation and financial restructuring, an exciting period should lay ahead for long-term investors in Japan.


                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                       ANNUALIZED PERFORMANCE INFORMATION
                             (AS OF AUGUST 31, 2001)

--------------------------------------------------------------------------------
                               MATTHEWS JAPAN FUND
  One Year .....................................................   (40.92%)
  Since inception (12/31/98) ...................................     9.03%

--------------------------------------------------------------------------------
                                    TOPIX(1)
                               (TOKYO PRICE INDEX)
  One Year .....................................................   (33.88%)
  Since 12/31/98 ...............................................    (0.07%)

--------------------------------------------------------------------------------
                              MSCI DEVELOPED MARKET
                                 JAPAN INDEX(2)
  One Year .....................................................   (33.17%)
  Since 12/31/98 ...............................................    (1.35%)


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

            Matthews      Topix Index     Lipper Japanese
           Japan Fund     (Tokyo)(1)      Funds Average(3)
12/31/98     10,000         10,000            10,000
02/99        11,310          9,943            10,146.4
05/99        15,370         11,260            11,932.2
08/99        21,700         14,085            16,380.9
11/99        22,840         17,077            20,461.9
02/00        23,323         16,526            21,615
05/00        21,238         14,929            17,593.3
08/00        21,320         14,983            17,791.2
11/00        16,935         13,017            14,312.8
02/01        14,319         11,185            12,026.7
05/01        16,063.8       11,664            12,650.6
08/01        12,595.1        9,822            10,237


              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 TOPIX: The Tokyo Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

2 The MSCI Developed Market Japan Index is an unmanaged, capitalization-weighted index of all Japanese equities. 3 The Lipper Japanese Funds Average consisted of 41 funds as of 12/31/98.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
MATTHEWS JAPAN FUND                    SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------
                                                          SHARES       VALUE
                                                        ----------   ----------

EQUITIES - JAPAN - 100.23%***
CONSUMER DISCRETIONARY - 38.47%
 AUTOMOBILES - 5.78%
 Honda Motor Co., Ltd. ADR                                 3,300     $  240,900
 Toyota Motor Corp. ADR                                    3,400        207,740
                                                                     ----------
                                                                        448,640
                                                                     ----------
 INTERNET & CATALOG RETAIL - 5.09%
 Belluna Co., Ltd.                                        12,040        394,585
                                                                     ----------
 LEISURE EQUIPMENT & PRODUCTS - 4.35%
 Konami Corp.                                              3,800        119,747
 Nintendo Co., Ltd.                                        1,365        217,366
                                                                     ----------
                                                                        337,113
                                                                     ----------
 MEDIA - 4.61%
 Fuji Television Network, Inc.                                70        357,644
                                                                     ----------
 RETAIL - 18.64%
 Arc Land Sakamoto Co., Ltd.**                            21,000        321,174
 Don Quijote Co., Ltd.                                     4,800        263,797
 Fast Retailing Company, Ltd.                              2,400        302,519
 Kyoto Kimono Yuzen Co., Ltd.                                 64        290,418
 USS Co., Ltd.**                                           7,600        268,233
                                                                     ----------
                                                                      1,446,141
                                                                     ----------
 TOTAL CONSUMER DISCRETIONARY                                         2,984,123
                                                                     ----------
FINANCIALS - 24.77%
 DIVERSIFIED FINANCIALS - 20.37%
 Ichiyoshi Securities Co., Ltd.                           75,000        274,158
 Japan Securities Finance Co., Ltd.                       79,000        293,427
 Mizuho Holdings, Inc.**                                      85        351,426
 The Nikko Securities Co., Ltd.                           55,000        364,199
 Tsubasa Securities Co., Ltd.                            106,000        297,510
                                                                     ----------
                                                                      1,580,720
                                                                     ----------
 INSURANCE - 4.40%
 AFLAC, Inc.                                              12,400        341,248
                                                                     ----------
 TOTAL FINANCIALS                                                     1,921,968
                                                                     ----------
HEALTH CARE - 6.24%
 PHARMACEUTICALS - 6.24%
 Banyu Pharmaceutical Co., Ltd.                            7,000        117,646
 Chugai Pharmaceutical Co., Ltd.                           9,000        144,982
 Kissei Pharmaceutical Co., Ltd.                           8,000        117,109
 Nippon Shinyaku Co., Ltd.                                17,000        104,285
                                                                     ----------
 TOTAL HEALTH CARE                                                      484,022
                                                                     ----------
INDUSTRIALS - 2.83%
 MACHINERY - 2.83%
 Nitto Kohki Co., Ltd.                                    14,600        219,611
                                                                     ----------
 TOTAL INDUSTRIALS                                                      219,611
                                                                     ----------

                                                          SHARES       VALUE
                                                        ----------   ----------
INFORMATION TECHNOLOGY - 24.16%
 COMPUTERS & PERIPHERALS - 8.44%
 NEC Corp.                                                30,000     $  365,795
 Obic Business Consultants Ltd.                            6,030        288,830
                                                                     ----------
                                                                        654,625
                                                                   ------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS - 15.72%
 Canon, Inc.                                               8,500        255,712
 Kyocera Corp.                                             4,200        283,410
 Rohm Co. Ltd.                                             1,700        187,284
 Sony Corp.                                                5,500        244,494
 Sony Corp. ADR                                            3,400        152,660
 Tokyo Denpa Co., Ltd.                                     6,900         96,194
                                                                     ----------
                                                                      1,219,754
                                                                   ------------
 TOTAL INFORMATION TECHNOLOGY                                         1,874,379
                                                                   ------------
TELECOMMUNICATION SERVICES - 3.76%
 DIVERSIFIED TELECOMMUNICATION SERVICES - 3.76%
 Nippon Telegraph & Telephone Corp. ADR                   12,900        291,411
                                                                     ----------
 TOTAL TELECOMMUNICATION SERVICES                                       291,411
                                                                   ------------
TOTAL INVESTMENTS - 100.23%***
   (Cost $10,963,511*)                                                7,775,514
LIABILITIES, LESS CASH AND
   OTHER ASSETS - (0.23%)                                               (17,510)
                                                                    -----------
NET ASSETS - 100.00%                                                $ 7,758,004
                                                                    ===========

    * Cost for Federal income tax purposes is $11,251,774 and net unrealized depreciation consists of:
            Gross unrealized appreciation                              $260,753
            Gross unrealized depreciation                            (3,737,013)
                                                                    -----------
            Net unrealized depreciation                             $(3,476,260)
                                                                    ===========

   **   Non-income producing security
  ***   As a percentage of net assets as of August 31, 2001
  ADR   American Depositary Receipt

                 See accompanying notes to financial statements.

                                                          WWW.MATTHEWSFUNDS.COM
                                                          ---------------------
                                                            800.789.ASIA [2742]
--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------

MATTHEWS ASIAN TECHNOLOGY FUND

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Asian Technology Fund suffered a horrific fall of -51.54% in the fiscal year ended August 31, 2001. This performance was somewhat better than the MSCI/Matthews Asian Technology Index that fell -54.81% over the same time period. Despite this abysmal period, we believe that the case for an Asian technology fund is very strong. As we look back at the last year, there is no doubt that too much money was thrown at the technology sector too quickly. Too much production came on line just as a slowing global economy led to a very steep fall off in demand. Such cycles have been common in the past but never with such intensity. The purging of many weak companies across the globe should set the stage for a new cycle where supply and demand will be in a much healthier balance.

Two primary trends are continuing across much of the region. First, Asia is becoming increasingly dominant in the global supply chain for almost all technology-related manufacturing. Companies that once manufactured unsophisticated electronics are now providing essential design elements in the process of manufacturing some of the world's most advanced technology. The trend to rely on Asian manufacturers has only increased in a difficult global environment as companies seek to make their operations more efficient. Secondly, the adoption of technology within Asia on both a consumer and corporate level continues at a rapid pace. Korea now has the highest percentage of broadband access in the world. Japan continues to push ahead with the world's most sophisticated mobile phone services. The world's first third generation (3G) network was introduced in Tokyo in October 2001. Also, China has added millions of new PC, Internet and mobile phone users and is now the world's largest market for mobile phones with over 120 million users.

China is rapidly becoming the defacto workshop for the world's technology giants. The vast Taiwanese technology manufacturing base is being moved to China at a rapid pace. Even multi-billion dollar semiconductor chip fabrication plants are being built in China due to significant cost savings in infrastructure and human resources. The Matthews Asian Technology Fund is invested in a number of companies benefiting from all of these events. The Fund holds both the primary Chinese mobile company and leading Taiwanese technology manufacturers. We are investing in those Japanese companies that are restructuring their businesses most effectively and have the most exciting product lines. Combined with a number of smaller domestic and regional companies that offer various services to either corporations or individuals, the Fund is broadly diversified in a sophisticated array of technology corporations.

Valuations in the Asian technology sector have fallen to levels that make as little sense to us as some of the extreme over-valuations during the period of the Nasdaq bubble. The current slowdown in technology spending has led to a few terrible quarters, but unless humanity is going back to sticks and stones for our tools, the future will see a rapid recovery as a new era of incredibly powerful digital products arrives. From mobile phones that will offer direct video links to cars that will literally tell you exactly where to go, a new generation of technology is about to arrive that will change our lives as much as the use of electricity changed the lives of our great grandparents. We continue to search Asia for the companies that we believe are inventing, manufacturing and delivering in this new era.



                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                       ANNUALIZED PERFORMANCE INFORMATION
                             (AS OF AUGUST 31, 2001)

--------------------------------------------------------------------------------
                                 MATTHEWS ASIAN
                                 TECHNOLOGY FUND
  One Year .....................................................   (51.54%)
  Since inception (12/27/99) ...................................   (44.79%)

--------------------------------------------------------------------------------
                                  MSCI/MATTHEWS
                            ASIAN TECHNOLOGY INDEX(1)
  One Year .....................................................   (54.81%)
  Since 12/31/99 ...............................................   (47.81%)


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                                                              Lipper Science &
           Matthews Asian          MSCI/Matthews                Technology
          Technology Fund     Asian Technology Index(1)      Funds Average(2)
12/27/99     10,000                    10,000                    10,000
2/28/00      11,370                     9,488                    12,501.2
5/31/00       7,900                     7,717                     9,125.94
8/31/00       7,610                     7,449                    11,614.9
11/30/00      4,870                     5,112                     6,816.21
2/28/01       4,743                     4,413                     5,346.37
5/31/01       4,533.73                  4,278                     5,135.96
8/31/01       3,687.58                  3,355                     4,068.5


              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. BEFORE TAXES ON DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 The MSCI/Matthews Asian Technology Index is an unmanaged capitalization-weighted index of Asian equities tracking a broad range of technology stocks including: semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

2 The Lipper Science and Technology Funds Average consisted of 175 funds as of 12/31/99.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
MATTHEWS ASIAN TECHNOLOGY FUND         SCHEDULE OF INVESTMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                         SHARES       VALUE
                                                       ----------   ----------
EQUITIES - 99.89%***
 CHINA/HONG KONG - 23.64%
 Asia Satellite Telecommunications
   Holdings, Ltd.                                        205,400     $  298,899
 AsiaInfo Holdings, Inc.**                                25,700        366,225
 China Mobile HK, Ltd.**                                  89,000        277,855
 China Mobile HK, Ltd. ADR**                               5,000         78,450
 Chinadotcom Corp. A Shares**                            113,500        259,915
 i-CABLE Communications Ltd.**                           791,000        395,521
 i-CABLE Communications Ltd., ADR**                        2,800         27,720
 Legend Holdings, Ltd.                                 1,195,000        566,890
                                                                     ----------
 TOTAL CHINA/HONG KONG                                                2,271,475
                                                                     ----------
 INDIA - 1.37%
 Infosys Technologies Ltd. ADR**                           2,500        131,250
                                                                     ----------
 JAPAN - 22.17%
 Advantest Corp.                                           3,500        198,234
 Canon, Inc.                                               8,500        255,712
 NEC Corp.                                                32,000        390,182
 Nintendo Co., Ltd.                                        1,935        308,134
 Obic Business Consultants Ltd.                            3,870        185,368
 Rohm Co., Ltd.                                            1,600        176,268
 Sony Corp.                                                6,700        297,838
 Sony Corp. ADR                                            4,000        179,600
 Tokyo Denpa Co., Ltd.                                     6,200         86,435
 YOZAN, Inc.**                                                 6         52,437
                                                                     ----------
 TOTAL JAPAN                                                          2,130,208
                                                                     ----------
 SINGAPORE - 10.51%
 CSE Systems &
 Engineering, Ltd.**                                     529,000        100,243
 Datacraft Asia, Ltd.                                     94,720        339,098
 Singapore Telecommunications, Ltd.                      239,000        277,227
 Venture Manufacturing, Ltd.                              44,000        293,087
                                                                     ----------
 TOTAL SINGAPORE                                                      1,009,655
                                                                     ----------
 SOUTH KOREA - 21.75%
 Humax Co., Ltd.                                          14,270        211,125
 Internet Auction Co., Ltd.**                             14,902        274,136
 Korea Telecom Corp.                                       6,010        239,938
 Korea Telecom Corp. ADR**                                 1,600         33,264
 Korea Telecom Freetel**                                  11,231        290,126
 NCSoft Corp.                                              3,783        306,500
 Samsung Electronics                                       2,890        429,839
 SK Telecom Co., Ltd.                                      1,729        304,531
                                                                     ----------
 TOTAL SOUTH KOREA                                                    2,089,459
                                                                     ----------
 TAIWAN - 15.44%
 Asustek Computer, Inc.**                                 42,000        153,263
 Hon Hai Precision Industry  Co., Ltd.                    38,600        149,240
 Realtek Semiconductor Corp.**                            67,500        213,083


                                                         SHARES        VALUE
                                                       ----------    ----------

 Sunplus Technology Co., Ltd                              70,000     $  167,252
 Taiwan Semiconductor
   Manufacturing Co., Ltd.**                             257,536        477,349
 VIA Technologies, Inc.**                                 63,200        307,499
 Zyxel Communications Corp.**                             13,804         15,871
                                                                     ----------
 TOTAL TAIWAN                                                         1,483,557
                                                                     ----------
 THAILAND - 5.01%
 Advanced Info Service
   Public Co., Ltd.                                       34,800        410,494
 Shinawatra Satellite
   Public Co., Ltd.**                                     93,800         70,749
                                                                     ----------
 TOTAL THAILAND                                                         481,243
                                                                     ----------
 TOTAL INVESTMENTS - 99.89%***
   (Cost $12,611,894*)                                                9,596,847
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 0.11%                                              10,241
                                                                     ----------
NET ASSETS - 100.00%                                                 $9,607,088
                                                                     ==========

    * Cost for Federal income tax purposes is $15,124,137 and net unrealized depreciation consists of:
            Gross unrealized appreciation                              $241,667
            Gross unrealized depreciation                            (5,768,957)
                                                                    -----------
            Net unrealized depreciation                             $(5,527,290)
                                                                    ===========

   ** Non-income producing security
  *** As a percentage of net assets as of August 31, 2001
  ADR American Depositary Receipt

                 See accompanying notes to financial statements.




MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES
  CONSUMER DISCRETIONARY....................     19.29%
    Household Durables......................      4.97
    Internet & Catalog Retail...............      2.85
    Leisure Equipment & Products............      3.21
    Media...................................      8.26
  INFORMATION TECHNOLOGY....................     60.81
    Communications Equipment................      6.44
    Computers & Peripherals ................     15.52
    Electronic Equipment & Instruments......      5.51
    Internet Software & Services............      5.84
    IT Consulting & Services................      6.38
    Office Electronics......................      2.66
    Semiconductor Equipment & Products......     16.53
    Software................................      1.93
  TELECOMMUNICATION SERVICES................     19.90
    Diversified Telecommunication Services..      5.70
    Wireless Telecommunication Services.....     14.20
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======

                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES                             AUGUST 31, 2001
--------------------------------------------------------------------------------

                                        MATTHEWS        MATTHEWS                                                       MATTHEWS
                                        PACIFIC       ASIAN GROWTH     MATTHEWS         MATTHEWS        MATTHEWS        ASIAN
                                         TIGER         AND INCOME        KOREA           CHINA          JAPAN        TECHNOLOGY
                                         FUND             FUND           FUND            FUND            FUND           FUND
                                      -----------     -----------     ------------     -----------     ----------     -----------
ASSETS:
   Investments, at value (Cost
     $85,688,763, $22,994,011,
     $105,560,779, $21,939,324,
     $10,963,511, and $12,611,894,
     respectively).................   $75,716,752     $23,408,614     $117,235,365     $19,830,991     $7,775,514     $ 9,596,847
   Cash............................     1,234,735         141,530               --              --         35,865          25,744
   Foreign currency, at value (Cost
     $20,654, $327, $0, $9,674, $0,
     and $0, respectively).........        20,626             324               --           9,674             --              --
   Dividends and interest receivable      316,470         225,169            2,508          67,477          3,157           2,624
   Receivable for securities sold..            --              --          298,519       1,179,075             --              --
   Receivable for capital shares sold      83,165         755,478           61,319          44,189         15,720             100
   Due from Advisor (Note 2).......            --           7,688               --           9,813             --              --
   Deferred organization costs
     (Note 1-F)                                --              --               --           4,540             --              --
   Other assets....................         5,818           8,268           25,983          49,466            720          26,018
                                      -----------     -----------     ------------     -----------     ----------     -----------
     Total assets..................    77,377,566      24,547,071      117,623,694      21,195,225      7,830,976       9,651,333
                                      -----------     -----------     ------------     -----------     ----------     -----------
LIABILITIES:
   Payable for securities purchased       439,034          42,886               --              --             --              --
   Payable for capital shares redeemed    182,709          33,291          254,984         821,677         39,769           5,551
   Cash overdraft..................            --              --            3,444         516,762             --             150
   Due to Advisor (Note 2).........       149,989              --          102,657              --         18,944           9,217
   Accrued expenses................        95,212          24,349          130,317          13,728         14,259          29,327
   Other liabilities...............         7,513              --               --              --             --              --
                                      -----------     -----------     ------------     -----------     ----------     -----------
     Total liabilities.............       874,457         100,526          491,402       1,352,167         72,972          44,245
                                      -----------     -----------     ------------     -----------     ----------     -----------
NET ASSETS:........................   $76,503,109     $24,446,545     $117,132,292     $19,843,058     $7,758,004     $ 9,607,088
                                      ===========     ===========     ============     ===========     ==========     ===========
SHARES OUTSTANDING:
   (shares of beneficial interest
     issued and outstanding,
     respectively, unlimited number
     of shares authorized with a
     $0.001 par value)                  9,675,096       2,691,014       43,703,280       2,155,532        691,527       2,724,606
                                      ===========     ===========     ============     ===========    ===========     ===========
   Net asset value, offering price
     and redemption price..........         $7.91           $9.08            $2.68           $9.21         $11.22           $3.53
                                      ===========     ===========     ============     ===========    ===========     ===========
NET ASSETS CONSIST OF:
   Capital paid-in.................   $88,497,923     $24,700,012     $118,757,829     $22,697,931    $15,077,358     $28,167,132
   Accumulated undistributed net
     investment income ............        42,401         280,057          121,474         358,736         62,709          78,879
   Accumulated net realized gain
     (loss) on investments.........    (2,065,180)       (948,124)     (13,421,597)     (1,105,276)    (4,194,096)    (15,623,882)
   Net unrealized appreciation
     (depreciation)
     on investments and foreign
     currency related transactions     (9,972,035)        414,600       11,674,586      (2,108,333)    (3,187,967)     (3,015,041)
                                      -----------     -----------     ------------     -----------     ----------     -----------
                                      $76,503,109     $24,446,545     $117,132,292     $19,843,058     $7,758,004     $ 9,607,088
                                      ===========     ===========     ============     ===========     ==========     ===========


                 See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS                     FOR THE YEAR ENDED  AUGUST 31, 2001
--------------------------------------------------------------------------------

                                        MATTHEWS        MATTHEWS                                                       MATTHEWS
                                        PACIFIC       ASIAN GROWTH     MATTHEWS         MATTHEWS        MATTHEWS        ASIAN
                                         TIGER         AND INCOME        KOREA            CHINA          JAPAN        TECHNOLOGY
                                         FUND            FUND            FUND             FUND            FUND           FUND
                                      -----------     -----------     ------------     -----------     ----------     -----------
INVESTMENT INCOME:
Dividends (net of foreign tax
   withheld of $87,297, $12,055,
   $262,770, $5,546, $11,871
   and $0, respectively)...........   $ 1,535,346     $   407,107      $ 1,312,478     $   481,089     $   68,956     $    63,997
   Interest........................       110,988       1,152,098           15,820          12,444           --             4,758
   Other income....................       562,008          22,075        1,455,637         170,617         78,555         441,968
                                      -----------     -----------      -----------     -----------     ----------     -----------
     Total investment income.......     2,208,342       1,581,280        2,783,935         664,150        147,511         510,723
                                      -----------     -----------      -----------     -----------     ----------     -----------
EXPENSES:
   Investment advisory fees (Note 2)      859,562         164,505        1,100,527         143,738        125,198         133,330
   Recovery of reimbursed expenses
     (Note 2)                              87,437           2,329               --           2,740             --              --
   Distribution expenses...........         1,057              --            7,566              --             --              --
   Transfer agent fees.............       223,418          45,787          284,706          33,922         35,209          40,737
   Administration fees.............       133,523          26,633          167,204          20,648         17,642          21,388
   Accounting fees.................        87,600          18,000          110,115          14,700         12,720          14,100
   Professional fees...............        35,980           4,340           23,893           3,811          7,099           9,489
   Custodian fees..................       130,042          23,692          182,528          34,446         25,413          74,172
   Directors fees (Note 2).........         9,233           1,974           12,500           2,304          1,323           1,855
   Insurance expense...............        11,586           1,452           14,764             991          2,438           1,330
   Amortization of organization
     costs (Note 1-F)..............            --              --               --           3,088             --          24,685
   Printing expense................        14,361           4,128            8,606           3,800          4,600           5,013
   Registration expenses...........        30,724          17,919           30,220          21,165         26,510          27,147
   Other expenses..................         9,491           1,800           10,903           2,123          2,689           5,055
                                      -----------     -----------     ------------     -----------     ----------     -----------
     Total expenses................     1,634,014         312,559        1,953,532         287,476        260,841         358,301
   Expenses reimbursed and waived
     (Note 2)                                  --              --               --              --        (10,446)        (91,642)
                                      -----------     -----------     ------------     -----------     ----------     -----------
     Net expenses..................     1,634,014         312,559        1,953,532         287,476        250,395         266,659
                                      -----------     -----------     ------------     -----------     ----------     -----------
INVESTMENT INCOME (LOSS)...........       574,328       1,268,721          830,403         376,674       (102,884)        244,064
                                      -----------     -----------     ------------     -----------     ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS:
   Net realized loss on investments    (1,934,434)       (820,021)     (13,167,603)       (985,052)    (4,058,791)    (12,801,142)
   Net realized gain (loss) on
     foreign currency related
     transactions .................      (102,624)         (5,242)        (561,939)          3,915        612,627         (67,085)
   Net change in unrealized
     depreciation on investments and
     foreign currency related
     transactions .................   (27,835,776)       (240,759)      (1,209,908)     (2,331,876)    (4,135,528)      2,014,453
                                      -----------     -----------     ------------     -----------     ----------     -----------
   Net realized and unrealized loss
     on investments and foreign
     currency related transactions    (29,872,834)     (1,066,022)     (14,939,450)     (3,313,013)    (7,581,692)    (10,853,774)
                                      -----------     -----------     ------------     -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS.................   $29,298,506)     $  202,699     ($14,109,047)    ($2,936,339)   ($7,684,576)   ($10,609,710)
                                      ===========      ==========     ============     ===========    ===========    ============


                 See accompanying notes to financial statements.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                    MATTHEWS PACIFIC                MATTHEWS ASIAN
                                                                       TIGER FUND               GROWTH AND INCOME FUND
                                                             ----------------------------    ----------------------------
                                                                 YEAR            YEAR            YEAR           YEAR
                                                                 ENDED           ENDED           ENDED          ENDED
                                                              AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                                                 2001            2000            2001           2000
                                                             ------------    ------------   -------------    ------------

  OPERATIONS:
    Net investment income .................................  $    574,328    $  1,924,495    $  1,268,721    $    712,430
    Net realized gain (loss) on investments and
      foreign currency related transactions ...............    (2,037,058)     20,346,121        (825,263)      1,422,306
    Net change in unrealized depreciation on investments and
      foreign currency related transactions ...............   (27,835,776)     (1,074,283)       (240,759)       (151,186)
                                                             ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets from operations     (29,298,506)     21,196,333         202,699       1,983,550
                                                             ------------    ------------    ------------    ------------
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Class I .............................................    (2,614,945)     (2,508,804)     (1,065,963)       (672,202)
      Class A .............................................       (34,982)        (36,563)            N/A             N/A
    Realized gains on investments:
      Class I .............................................    (7,093,168)             --      (1,037,531)             --
      Class A .............................................      (107,171)             --             N/A             N/A
                                                             ------------    ------------    ------------    ------------
    Net decrease in net assets resulting
      from distributions ..................................    (9,850,266)     (2,545,367)     (2,103,494)       (672,202)
                                                             ------------    ------------    ------------    ------------
  CAPITAL SHARE TRANSACTIONS (NET):
      Class I .............................................     3,667,083     (16,792,146)     14,878,373        (486,162)
      Class A .............................................    (1,187,737)        156,788             N/A             N/A
                                                             ------------    ------------    ------------    ------------
    Increase (decrease) in net assets derived from
      capital share transactions ..........................     2,479,346     (16,635,358)     14,878,373        (486,162)
                                                             ------------    ------------    ------------    ------------
    Total increase (decrease) in net assets ...............   (36,669,426)      2,015,608      12,977,578         825,186
  NET ASSETS:
    Beginning of year .....................................   113,172,535     111,156,927      11,468,967      10,643,781
                                                             ------------    ------------    ------------    ------------
  End of year (including undistributed net investment
    income of $42,401, $988,574, $280,057
    and $229,562, respectively) ...........................  $ 76,503,109    $113,172,535    $ 24,446,545    $ 11,468,967
                                                             ============    ============    ============    ============

  N/A Not Applicable


                 See accompanying notes to financial statements.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                     MATTHEWS KOREA                 MATTHEWS CHINA
                                                                          FUND                           FUND
                                                             ----------------------------    ----------------------------
                                                                 YEAR            YEAR            YEAR           YEAR
                                                                 ENDED           ENDED           ENDED          ENDED
                                                              AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                                                 2001            2000            2001           2000
                                                             ------------    ------------   -------------   -------------
OPERATIONS:
  Net investment income ..................................   $    830,403    $    702,437    $    376,674    $    130,543
  Net realized gain (loss) on investments and
    foreign currency related transactions ................    (13,729,542)     77,344,916        (981,137)        909,591
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency related transactions ................     (1,209,908)   (116,843,995)     (2,331,876)         81,652
                                                             ------------    ------------    ------------    ------------
  Net increase (decrease) in
    net assets from operations ...........................    (14,109,047)    (38,796,642)     (2,936,339)      1,121,786
                                                             ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class I ..............................................             --              --        (135,340)       (100,689)
    Class A ..............................................             --              --             N/A             N/A
  Realized gains on investments:
    Class I ..............................................    (29,963,931)    (22,901,449)       (259,637)             --
    Class A ..............................................    (12,702,421)     (1,790,122)            N/A             N/A
                                                             ------------    ------------    ------------    ------------
  Net decrease in net assets resulting from distributions     (42,666,352)    (24,691,571)       (394,977)       (100,689)
                                                             ------------    ------------    ------------    ------------
  CAPITAL SHARE TRANSACTIONS (NET):
    Class I ..............................................     52,883,977     (57,694,292)     13,942,021       1,965,983
    Class A ..............................................     (5,884,513)      1,963,559             N/A             N/A
                                                             ------------    ------------    ------------    ------------
  Increase (decrease) in net assets derived from
    capital share transactions ...........................     46,999,464     (55,730,733)     13,942,021       1,965,983
                                                             ------------    ------------    ------------    ------------
  Total increase (decrease) in net assets ................     (9,775,935)   (119,218,946)     10,610,705       2,987,080
NET ASSETS:
  Beginning of year ......................................    126,908,227     246,127,173       9,232,353       6,245,273
                                                             ------------    ------------    ------------    ------------
  End of year (including undistributed
    net investment income of $121,474,
    $0, $358,736 and $118,380, respectively) .............   $117,132,292    $126,908,227    $ 19,843,058    $  9,232,353
                                                             ============    ============    ============    ============

N/A   Not Applicable

                See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     MATTHEWS JAPAN                 MATTHEWS ASIAN
                                                                          FUND                      TECHNOLOGY FUND
                                                             ----------------------------    ----------------------------
                                                                 YEAR            YEAR            YEAR           YEAR
                                                                 ENDED           ENDED           ENDED          ENDED
                                                              AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                                                 2001            2000            2001           2000
                                                             ------------    ------------    ------------   -------------
OPERATIONS:
  Net investment income (loss) ...........................      ($102,884)      ($125,935)   $    244,064    $    524,171
  Net realized gain (loss) on investments and
    foreign currency related transactions ................     (3,446,164)      1,149,155     (12,868,227)     (2,831,523)
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency related transactions ........................     (4,135,528)     (2,902,438)      2,014,453      (5,029,494)
                                                             ------------    ------------    ------------    ------------
  Net decrease in
    net assets from operations ...........................     (7,684,576)     (1,879,218)    (10,609,710)     (7,336,846)
                                                             ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class I ..............................................       (360,020)             --        (615,326)             --
    Class A ..............................................             --              --             N/A             N/A
  Realized gains on investments:
    Class I ..............................................       (910,401)       (601,550)             --              --
    Class A ..............................................            N/A             N/A             N/A             N/A
                                                             ------------    ------------    ------------    ------------
  Net decrease in net assets resulting
    from distributions ...................................     (1,270,421)       (601,550)       (615,326)             --
                                                             ------------    ------------    ------------    ------------
  CAPITAL SHARE TRANSACTIONS (NET):
    Class I ..............................................     (7,155,774)      1,863,670      (3,737,856)     31,906,826
    Class A ..............................................            N/A             N/A             N/A             N/A
                                                             ------------    ------------    ------------    ------------
  Increase (decrease) in net assets derived from
    capital share transactions ...........................     (7,155,774)      1,863,670      (3,737,856)     31,906,826
                                                             ------------    ------------    ------------    ------------
  Total increase (decrease) in net assets ................    (16,110,771)       (617,098)    (14,962,892)     24,569,980
NET ASSETS:
  Beginning of period ....................................     23,868,775      24,485,873      24,569,980              --
                                                             ------------    ------------    ------------    ------------
  End of period (including undistributed
    net investment income of $62,709,
    $742,093, $78,879 and $515,388, respectively) ........   $  7,758,004    $ 23,868,775    $  9,607,088    $ 24,569,980
                                                             ============    ============    ============    ============

*The Asian Technology Fund commenced operations on December 27, 1999.

N/A   Not Applicable

                 See accompanying notes to financial statements.

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MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                                             MATTHEWS PACIFIC
                                                                                                TIGER FUND
                                                                   -----------------------------------------------------------------
                                                                      YEAR           YEAR         YEAR         YEAR         YEAR
                                                                      ENDED          ENDED        ENDED        ENDED        ENDED
                                                                   AUGUST 31,     AUGUST 31,   AUGUST 31,    AUGUST 31,   AUGUST 31,
                                                                      2001           2000         1999          1998         1997
                                                                    -------       --------     --------       -------       -------

Net Asset Value, beginning of year ..........................      $  12.35       $  10.41     $   4.07       $ 11.30       $ 10.81
                                                                   --------       --------     --------       -------       -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income .....................................          0.08           0.20         0.21          0.02          0.02
  Net realized gain (loss) and unrealized appreciation
    (depreciation) on investments and foreign currency ......         (3.37)          2.01         6.15         (7.18)         0.50
                                                                    -------       --------     --------       -------       -------
    Total from investment operations ........................         (3.29)          2.21         6.36         (7.16)         0.52
                                                                    -------       --------     --------       -------       -------
  LESS DISTRIBUTIONS FROM:
  Net investment income .....................................         (0.31)         (0.27)       (0.02)        (0.01)        (0.01)
  Net realized gains on investments .........................         (0.84)            --           --         (0.06)        (0.02)
                                                                    -------       --------     --------       -------       -------
    Total distributions .....................................         (1.15)         (0.27)       (0.02)        (0.07)        (0.03)
                                                                    -------       --------     --------       -------       -------
Net Asset Value, end of year ................................       $  7.91       $  12.35       $10.41       $  4.07       $ 11.30
                                                                    =======       ========     ========       =======       =======
TOTAL RETURN ................................................        (27.46%)        21.28%      156.28%       (63.43%)        4.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ..........................       $76,503       $111,502     $109,936       $31,319       $43,647
  Ratio of expenses to average net assets before reimbursement
    and waiver of expenses by Advisor and Administrator .....          1.90%          1.88%        1.90%         2.06%         1.97%
  Ratio of expenses to average net assets after reimbursement and waiver of expenses by Advisor and Administrator
    (Note 2) ................................................          1.90%          1.81%        1.90%         1.90%         1.90%
  Ratio of net investment income to average net assets
    before reimbursement and waiver of expenses by Advisor
    and Administrator .......................................          0.67%          1.49%        3.35%         0.14%         0.20%
  Ratio of net investment income to average net assets after reimbursement and waiver of expenses by Advisor
    and Administrator .......................................          0.67%          1.56%        3.35%         0.30%         0.27%
  Portfolio turnover ........................................         63.59%         52.11%       98.74%        73.09%        70.73%

                 See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                                                                MATTHEWS ASIAN
                                                                                            GROWTH AND INCOME FUND
                                                                    ---------------------------------------------------------------
                                                                      YEAR           YEAR         YEAR         YEAR        YEAR
                                                                     ENDED          ENDED        ENDED         ENDED       ENDED
                                                                   AUGUST 31,     AUGUST 31,   AUGUST 31,    AUGUST 31,  AUGUST 31,
                                                                      2001           2000         1999          1998        1997
                                                                    -------       --------     --------       -------      -------
Net Asset Value, beginning of year...................               $ 10.50        $  9.37     $   6.54       $ 11.71      $ 10.53
                                                                    -------       --------     --------       -------      -------
   INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income ............................                  0.55           0.63         0.59          0.13         0.10
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency................                 (0.49)          1.09         2.75         (4.15)        1.42
                                                                    -------       --------     --------       -------      -------
     Total from investment operations................                  0.06           1.72         3.34         (4.02)        1.52
                                                                    -------       --------     --------       -------      -------
   LESS DISTRIBUTIONS FROM:
   Net investment income.............................                 (0.60)         (0.59)       (0.51)        (0.10)       (0.10)
   Net realized gains on investments.................                 (0.88)            --           --         (1.05)       (0.24)
                                                                    -------       --------     --------       -------      -------
     Total distributions.............................                 (1.48)         (0.59)       (0.51)        (1.15)       (0.34)
                                                                    -------       --------     --------       -------      -------
Net Asset Value, end of year.........................               $  9.08        $ 10.50     $   9.37       $  6.54      $ 11.71
                                                                    =======        =======     ========       =======      =======
TOTAL RETURN ........................................                  1.15%         18.68%       52.65%       (35.27%)      14.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)...................               $24,447        $11,469     $ 10,644       $ 4,063      $ 6,166
   Ratio of expenses to average net assets before reimbursement
     and waiver of expenses by Advisor and Administrator               1.90%          1.97%        2.05%         3.76%        4.45%
   Ratio of expenses to average net assets after reimbursement and waiver of expenses by Advisor and Administrator
     (Note 2) .......................................                  1.90%          1.90%        1.90%         1.90%        1.90%
   Ratio of net investment income to average net assets
     before reimbursement and waiver of expenses by Advisor
     and Administrator...............................                  7.71%          6.17%        7.98%        (0.36%)      (1.55%)
   Ratio of net investment income to average net assets
     after reimbursement and waiver of expenses by Advisor
     and Administrator...............................                  7.71%          6.24%        8.13%         1.50%        1.00%
   Portfolio turnover................................                 33.94%         62.23%       34.82%        54.67%       50.20%


                See accompanying notes to financial statements.

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MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                                                                            MATTHEWS KOREA
                                                                                                 FUND
                                                                    ---------------------------------------------------------------
                                                                     YEAR           YEAR         YEAR          YEAR        YEAR
                                                                     ENDED          ENDED        ENDED         ENDED       ENDED
                                                                   AUGUST 31,     AUGUST 31,   AUGUST 31,    AUGUST 31,  AUGUST 31,
                                                                      2001           2000         1999          1998        1997
                                                                    -------       --------     --------       -------      -------
Net Asset Value, beginning of year ...........................     $   5.19       $   7.49     $   2.03       $  6.19      $  7.23
                                                                   --------       --------     --------       -------      -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...............................         0.02           0.03         0.03         (0.03)       (0.04)
  Net realized gain (loss) and unrealized appreciation
    (depreciation) on investments and foreign currency .......        (0.90)         (1.45)        5.43         (4.13)       (1.00)
                                                                   --------       --------     --------       -------      -------
    Total from investment operations .........................        (0.88)         (1.42)        5.46         (4.16)       (1.04)
                                                                   --------       --------     --------       -------      -------
  LESS DISTRIBUTIONS FROM:
  Net realized gains on investments ..........................        (1.63)         (0.88)          --            --           --
                                                                   --------       --------     --------       -------      -------
Net Asset Value, end of year .................................     $   2.68       $   5.19     $   7.49       $  2.03      $  6.19
                                                                   ========       ========     ========       =======      =======
TOTAL RETURN .................................................       (13.09%)       (22.92%)     268.97%       (67.21%)     (14.38%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ...........................     $117,132       $115,158     $230,846       $66,607      $19,356
  Ratio of expenses to average net assets before reimbursement
    and waiver of expenses by Advisor and Administrator ......         1.78%          1.75%        1.77%         2.07%        2.90%
  Ratio of expenses to average net assets after reimbursement and waiver of expenses by Advisor and Administrator
    (Note 2) .................................................         1.78%          1.75%        1.77%         2.06%        2.50%
  Ratio of net investment income (loss) to average net assets before reimbursement and waiver of expenses by Advisor
    and Administrator ........................................         0.75%          0.42%       (0.37%)       (1.13%)      (1.81%)
  Ratio of net investment income (loss) to average net assets after reimbursement and waiver of expenses by Advisor
    and Administrator ........................................         0.75%          0.42%       (0.37%)       (1.12%)      (1.41%)
  Portfolio turnover .........................................        81.96%         47.80%       57.06%        94.01%      112.68%


                See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                                         MATTHEWS
                                                                                         CHINA FUND
                                                                ------------------------------------------------------------
                                                                   YEAR            YEAR            YEAR           PERIOD
                                                                   ENDED           ENDED           ENDED           ENDED
                                                                 AUGUST 31,      AUGUST 31,      AUGUST 31,      AUGUST 31,
                                                                   2001            2000            1999            1998(3)
                                                                  -------          ------         -------          ------

Net Asset Value, beginning of period .....................        $  9.93          $ 8.48         $  4.36          $10.00
                                                                  -------          ------         -------          ------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income ..................................           0.32            0.12            0.12            0.10
  Net realized gain (loss) and unrealized appreciation
    (depreciation) on investments and foreign currency ...          (0.61)           1.44            4.11           (5.74)
                                                                  -------          ------         -------          ------
  Total from investment operations .......................          (0.29)           1.56            4.23           (5.64)
                                                                  -------          ------         -------          ------
  LESS DISTRIBUTIONS FROM:
  Net investment income ..................................          (0.15)          (0.11)          (0.11)             --
  Net realized gains on investments ......................          (0.28)             --              --              --
                                                                  -------          ------         -------          ------
    Total distributions ..................................          (0.43)          (0.11)          (0.11)             --
                                                                  -------          ------         -------          ------
Net Asset Value, end of period ...........................        $  9.21          $ 9.93         $  8.48          $ 4.36
                                                                  =======          ======         =======          ======
TOTAL RETURN .............................................          (2.23%)         18.54%          97.79%         (56.40%)(2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................        $19,843          $9,232         $ 6,245          $1,576
  Ratio of expenses to average net assets before reimbursement
    and waiver of expenses by Advisor and Administrator ..           2.00%           2.15%           2.09%           7.84%(1)
  Ratio of expenses to average net assets after reimbursement and waiver of expenses by Advisor and Administrator
    (Note 2) .............................................           2.00%           2.00%           2.00%           2.00%(1)
  Ratio of net investment income (loss) to average net assets before reimbursement and waiver of expenses by Advisor
    and Administrator ....................................           2.62%           1.54%           2.93%          (3.45%)(1)
  Ratio of net investment income (loss) to average net assets after reimbursement and waiver of expenses by Advisor
    and Administrator ....................................           2.62%           1.69%           3.02%           2.38%(1)
  Portfolio turnover .....................................          61.07%          80.90%          40.27%          11.84%(2)

   (1) Annualized
   (2) Not annualized
   (3) The China Fund commenced operations on February 19, 1998.

                 See accompanying notes to financial statements.

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MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                            MATTHEWS                          MATTHEWS ASIAN
                                                                            JAPAN FUND                        TECHNOLOGY FUND
                                                              --------------------------------------    ------------------------
                                                                YEAR          YEAR         PERIOD        YEAR         PERIOD
                                                                ENDED         ENDED         ENDED        ENDED         ENDED
                                                               AUGUST 31,    AUGUST 31,    AUGUST 31,   AUGUST 31,    AUGUST 31,
                                                                 2001         2000          1999(3)       2001         2000(4)
                                                                 ----         ----          ------        ----         ------
Net Asset Value, beginning of period ..................         $20.76       $ 21.70       $ 10.00       $ 7.61       $ 10.00
                                                                ------       -------       -------       ------       -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income (loss) ........................          (0.15)        (0.11)        (0.04)        0.11          0.26
  Net realized gain (loss) and unrealized
    appreciation (depreciation) on
    investments and foreign currency ..................          (7.99)        (0.29)        11.74        (3.97)        (2.65)
                                                                ------       -------       -------       ------       -------
    Total from investment operations ..................          (8.14)        (0.40)        11.70        (3.86)        (2.39)
                                                                ------       -------       -------       ------       -------
  LESS DISTRIBUTIONS FROM:
  Net investment income ...............................          (0.37)           --            --        (0.22)           --
  Net realized gains on investments ...................          (1.03)        (0.54)           --           --            --
                                                                ------       -------       -------       ------       -------
    Total distributions ...............................          (1.40)        (0.54)           --        (0.22)           --
                                                                ------       -------       -------       ------       -------
  Net Asset Value, end of period ......................         $11.22       $ 20.76       $ 21.70       $ 3.53       $  7.61
                                                                ======       =======       =======       ======       =======
  TOTAL RETURN ........................................         (40.92%)       (1.75%)      117.00%(2)   (51.54%)      (23.90%)(2)
  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................         $7,758       $23,869       $24,486       $9,607       $24,570
    Ratio of expenses to average net assets
      before reimbursement and waiver
      of expenses by Advisor
      and Administrator ...............................           2.08%         1.88%         3.45%(1)     2.69%         2.66%(1)
    Ratio of expenses to average net assets
      after reimbursement and waiver of
      expenses by Advisor and
      Administrator (Note 2) ..........................           2.00%         2.00%         2.00%(1)     2.00%         2.00%(1)
    Ratio of net investment income (loss) to
      average net assets before reimbursement
      and waiver of expenses by Advisor
      and Administrator ...............................          (0.90%)       (0.36%)       (2.54%)(1)    1.14%         3.75%(1)
    Ratio of net investment income (loss) to
      average net assets after reimbursement
      and waiver of expenses by Advisor
      and Administrator ...............................          (0.82%)       (0.48%)       (1.09%)(1)    1.83%         4.41%(1)
    Portfolio turnover ................................          71.09%        23.00%        28.92%(2)   181.24%        50.35%(2)

  (1)  Annualized
  (2)  Not annualized
  (3)  The Japan Fund commenced operations on December 31, 1998.
  (4)  The Asian Technology Fund commenced operations on December 27, 1999.


                See accompanying notes to financial statements.

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                                                           ---------------------
                                                             800.789.ASIA [2742]
-------------------------------------------------------------------------------

MATTHEWS ASIAN FUNDS             NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
   Matthews Asian Funds (formerly, Matthews International Funds) (the "Company") is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company currently issues six separate series of shares (each a "Fund" and collectively, the "Funds"):
   Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund (formerly, Matthews Asian Convertible Securities Fund), Matthews Korea Fund, Matthews China Fund (formerly, Matthews Dragon Century China Fund), Matthews Japan Fund and Matthews Asian Technology Fund. Matthews Pacific Tiger Fund, Matthews Korea Fund and Matthews China Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund seek to maximize capital appreciation by investing, under normal circumstances, at least 65% of their total assets in equity securities of Pacific Tiger economies, South Korean companies, Chinese companies and Japanese companies, respectively. Pacific Tiger economies include Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand and China. Matthews Asian Growth and Income Fund seeks capital appreciation and current income by investing, under normal circumstances, at least 65% of its total assets in the convertible securities of Asian economies. Asian economies include Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand, China and India. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. SECURITY VALUATION: Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. All other securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

   Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities' values are translated into U.S. dollars using these rates. If subsequent to the time a rate has been established and it has been determined to have materially changed, the fair value of those securities, (considering the changing conditions) will be determined by (or under the direction of) the Funds' Board of Trustees.

   B. FORWARD FOREIGN EXCHANGE CONTRACTS: The Funds may engage in forward foreign exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by Matthews International Capital Management, LLC (the "Advisor"). Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   C. RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

   D. FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended August 31, 2001. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
MATTHEWS ASIAN FUNDS             NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

   differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and the use of the tax accounting practice known as equalization.

   E. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

   F. ORGANIZATION COSTS: Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations with the exception of the Matthews Japan Fund and Matthews Asian Technology Fund which were amortized on a straight-line basis over one year from the Fund's commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

   G. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, and Matthews Asian Technology Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

   H. FUND AND CLASS ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net asset value. Through December 15, 2001, income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative proportion of net assets of each class. On December 15, 2000 Class A Shares were completely redeemed out of the Funds.

   I. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

   J. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

   Adoption of new accounting principle -- In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning September 1, 2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

   K. CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Class A shares were sold with a front-end sales charge of 4.95% On December 15, 2000 Class A shares were completely redeemed out of the Funds. Transactions in shares of beneficial interest were as follows:



                                                                           MATTHEWS
                                                                       PACIFIC TIGER FUND
                              -----------------------------------------------------------------------------------------------------
                                                   CLASS I                                               CLASS A
                              -------------------------------------------------- --------------------------------------------------
                                   YEAR ENDED                 YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                 AUGUST 31, 2001           AUGUST 31, 2000            AUGUST 31, 2001*             AUGUST 31, 2000
                              ----------------------   ----------------------     ------------------------   ----------------------
                               SHARES      AMOUNT       SHARES       AMOUNT         SHARES        AMOUNT      SHARES        AMOUNT
                              ---------  -----------   ---------  -----------     ---------    -----------   ---------    ----------
   Shares sold.............   9,483,405  $84,833,523   6,708,677   $ 82,110,584      64,314    $   623,933   104,297   $ 1,247,215
   Shares issued through
      reinvestment of
      dividends ...........   1,053,742    9,155,114     197,956      2,392,082      15,913        138,734     2,903        35,066
   Shares redeemed.........  (9,891,330) (90,321,554) (8,441,468)  (101,294,812)   (215,664)    (1,950,404)  (89,013)   (1,125,493)
                             ----------  -----------  ----------   ------------    --------     ----------   -------   -----------
   Net increase (decrease).     645,817  $ 3,667,083   (1,534,83) ($ 16,792,146)   (135,437)  ($ 1,187,737)   18,187   $   156,788
                             ==========  ===========  ==========  ==============   =========  ============   =======   ===========

*As of December 15, 2000 Class A shares of Pacific Tiger Fund were closed and exchanged for Class I shares. 155,798 shares were exchanged.

                                       28
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                                                           WWW.MATTHEWSFUNDS.COM
                                                           ---------------------
                                                             800.789.ASIA [2742]
-------------------------------------------------------------------------------
MATTHEWS ASIAN FUNDS             NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                 MATTHEWS
                                        ASIAN GROWTH AND INCOME FUND
                              --------------------------------------------------
                                    YEAR ENDED                YEAR ENDED
                                  AUGUST 31, 2001           AUGUST 31, 2000
                              ----------------------  --------------------------
                                SHARES        AMOUNT        SHARES        AMOUNT
                              ---------    -----------    ---------   ------------
   Shares sold ............   2,216,555    $20,619,255      704,212    $7,052,878
   Shares issued through
      reinvestment of
      dividends ...........     231,759      2,084,304       65,587       663,908
   Shares redeemed ........    (849,169)    (7,825,186)    (814,085)   (8,202,948)
                              ---------    -----------    ---------   -----------
   Net increase (decrease)    1,599,145    $14,878,373      (44,286)  ($  486,162)
                              =========    ===========    =========   ===========

                                                                            MATTHEWS
                                                                           KOREA FUND
                            --------------------------------------------------------------------------------------------------------
                                                      CLASS I                                              CLASS A
                            -----------------------------------------------------  -------------------------------------------------
                                      YEAR ENDED                YEAR ENDED                YEAR ENDED               YEAR ENDED
                                   AUGUST 31, 2001            AUGUST 31, 2000           AUGUST 31, 2001*          AUGUST 31, 2000
                            --------------------------  -------------------------  ------------------------ ------------------------
                               SHARES        AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT       SHARES     AMOUNT
                            -----------  -------------  -----------  ------------  ----------   -----------  ---------  -----------
   Shares sold.............  46,719,161  $ 139,361,838   22,234,328  $143,560,898     436,242   $ 1,828,679  1,087,775  $ 6,675,877
   Shares issued through
    reinvestment of
    dividends                14,125,165     35,370,865    2,867,052    22,391,670   1,380,958     3,341,918    221,542    1,714,731
   Shares redeemed......... (39,309,187)  (121,848,726) (33,747,464) (223,646,860) (4,107,637)  (11,055,110)(1,072,224)  (6,427,049)
                            -----------   ------------  -----------  ------------  ----------  ------------ ----------  -----------
   Net increase (decrease).  21,535,139  $  52,883,977   (8,646,084)($ 57,694,292) (2,290,437) ($ 5,884,513)   237,093  $ 1,963,559
                            ===========  =============  ===========  ============  ==========  ============ ==========  ===========

                                                  MATTHEWS                                            MATTHEWS
                                                 CHINA FUND                                          JAPAN FUND
                              ---------------------------------------------------  -------------------------------------------------
                                   YEAR ENDED                PERIOD ENDED                YEAR ENDED             PERIOD ENDED
                                 AUGUST 31, 2001             AUGUST 31, 2000           AUGUST 31, 2001          AUGUST 31, 2000
                            --------------------------  -------------------------  ------------------------ ------------------------
                               SHARES        AMOUNT       SHARES        AMOUNT       SHARES       AMOUNT       SHARES     AMOUNT
                            -----------  -------------  -----------  ------------  ----------   -----------  ---------  -----------
   Shares sold.............   3,045,164  $  32,057,967      922,748  $  8,321,445     639,752    $9,296,535  2,158,789  $47,157,104
   Shares issued through
      reinvestment of
      dividends                  49,078        392,130       11,236       100,022      79,959     1,232,922     28,758      573,444
   Shares redeemed.........  (1,868,802)   (18,508,076)    (740,130)   (6,455,484) (1,177,987)  (17,685,231)(2,166,167) (45,866,878)
                            -----------   ------------  -----------  ------------  ----------  ------------ ----------  -----------
   Net increase (decrease).   1,225,440  $  13,942,021      193,854  $  1,965,983    (458,276)  ($7,155,774)    21,380   $1,863,670
                            ===========  =============  ===========  ============  ==========  ============ ==========  ===========

                                                   MATTHEWS
                                             ASIAN TECHNOLOGY FUND
                              --------------------------------------------------
                                   YEAR ENDED                PERIOD ENDED
                                 AUGUST 31, 2001            AUGUST 31, 2000
                            --------------------------  ------------------------
                               SHARES        AMOUNT       SHARES        AMOUNT
                            -----------  -------------  -----------  -----------
   Shares sold.............   6,956,729   $ 34,380,863    5,216,329  $49,292,911
   Shares issued through
      reinvestment of
      dividends                 125,864        610,441           --           --
   Shares redeemed.........  (7,584,635)   (38,729,160)  (1,989,681) (17,386,085)
                            -----------   ------------  -----------  -----------
   Net increase (decrease).    (502,042)  ($ 3,737,856)   3,226,648  $31,906,826
                            ===========  =============  ===========  ===========

*As of December 15, 2000 Class A shares of Korea Fund were closed and exchanged for Class I shares. 1,092,968 shares were exchanged.

   The Funds impose a redemption fee of 2.00% on shares that are redeemed within ninety days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the shareholder. The redemption fees were returned to the assets of the Pacific Tiger Fund, Asian Growth and Income Fund, Korea Fund, China Fund, Japan Fund and Asian Technology Fund in the amounts of $562,008, $22,074, $1,455,637, $170,617,
   $78,555 and $441,968, respectively.

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MATTHEWS ASIAN FUNDS             NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds a monthly fee of 1/12 of 1% on each Fund's respective average daily net assets. The Funds reimburse the Advisor any service fees paid by it to the extent that shareholder service related expenses are incurred by the Advisor. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the year ended August 31, 2001, are as follows:

                                                                                               EXPENSES
                                                 INVESTMENT      VOLUNTARY                    WAIVED AND
                                                  ADVISORY        EXPENSE       ADVISORY      REIMBURSED
                                                  FEE RATE      LIMITATION        FEES        BY ADVISOR
                                                 ----------     -----------    ----------     -----------
   Matthews Pacific Tiger Fund ................     1.00%          1.90%       $  859,562       $    --
   Matthews Asian Growth and Income Fund ......     1.00           1.90           164,505            --
   Matthews Korea Fund ........................     1.00           2.50         1,100,527            --
   Matthews China Fund ........................     1.00           2.00           143,738           --
   Matthews Japan Fund ........................     1.00           2.00           125,198        10,446
   Matthews Asian Technology Fund..............     1.00           2.00           133,330        91,642

   The investment advisory agreements provide that any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided that Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations. During the year ended August 31, 2001, the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund and Matthews China Fund reimbursed expenses to the Advisor totaling $87,437, $2,329 and $2,740. As of August 31, 2001, the total expenses waived and reimbursed by the Advisor that are subject to reimbursement by the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund totaled $85,156, $17,499, $0, $14,721, $71,360 and $170,186, respectively.

   PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Asst. Treasurer to the Trust. Total fees received by PFPC for the year ended August 31, 2001 were $469,192 for administrative and accounting services and $220,056 for transfer agent services.

   3. DISTRIBUTOR FEES AND CLASS SPECIFIC EXPENSES Effective January 2, 2001, PFPC Distributors, Inc. (the "Distributor") serves as the Funds' Distributor pursuant to an Underwriting Agreement. Prior to January 2, 2001, Provident Distributors, Inc. served as the Funds' distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Pacific Tiger Fund Class A and the Korea Fund Class A, have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund offering Class A shares may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class A average daily net assets. The Class I shares of the Funds do not have a distribution plan.

   The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds' transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees paid to such service providers for the year ended August 31, 2001 are reflected in the statement of operations as follows:

                                                              TRANSFER AGENT    ADMINISTRATION      TOTAL
                                                              --------------    --------------    ---------
   Matthews Pacific Tiger Fund..........................       $ 101,497           $47,531        $149,028
   Matthews Asian Growth and Income Fund ...............          16,176             8,106          24,282
   Matthews Korea Fund..................................         110,257            55,264         165,521
   Matthews China Fund..................................          13,394             6,712          20,106
   Matthews Japan Fund..................................          14,456             7,262          21,718
   Matthews Asian Technology Fund.......................          16,471             8,273          24,744


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                                                           ---------------------
                                                             800.789.ASIA [2742]
-------------------------------------------------------------------------------

MATTHEWS ASIAN FUNDS             NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 2001
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS
   Investment transactions for the year ended August 31, 2001, excluding temporary short-term investments, were as follows:

                                                            PROCEEDS
                                             PURCHASES     FROM SALES
                                            -----------   ------------
   Matthews Pacific Tiger Fund............  $55,054,008    $62,384,411
   Matthews Asian Growth and Income Fund..   17,978,210      5,459,060
   Matthews Korea Fund....................   96,353,955     90,508,536
   Matthews China Fund....................   22,631,491      8,460,520
   Matthews Japan Fund....................    8,941,313     16,683,129
   Matthews Asian Technology Fund.........   24,404,534     28,671,392

   The Funds invest excess cash in interest bearing deposits at The Bank of New York.

5. CAPITAL LOSS CARRYOVER
   At August 31, 2001, the Funds had capital loss carryovers expiring through 2009 as follows:

   FUND                                            EXPIRING ON:
   ------                                    ----------------------
                                               2008          2009
                                               ----          ----
   Matthews Japan Fund....................   $2,390,436  $3,877,447
   Matthews Asia Technology Fund..........       --          35,094


   These amounts are available to offset possible future capital gains of the Fund.

6. POST OCTOBER LOSS
   Under the current tax law, capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occuring on the first day of the following year. For the fiscal year ended August 31, 2001, the Funds elected to defer capital losses as follows:

                                                    LOSSES DEFERRED
                                             ------------------------------
   FUND                                      SECURITIES   FOREIGN CURRENCY
   ------                                    -----------   ----------------
   Matthews Pacific Tiger.................   $ 1,264,587      $ 98,857
   Matthews Asia Growth & Income..........       940,157         5,242
   Matthews Korea.........................    11,180,368       519,336
   Matthews China.........................       801,391            --
   Matthews Japan ........................     3,870,740       119,711
   Matthews Asia Technology ..............     6,843,754        63,015

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Matthews Asian Funds:



   We have audited the accompanying statements of assets and liabilities of Matthews Asian Funds, formerly Matthews International Funds (comprised of the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, formerly Matthews Dragon Century China Fund, Matthews Japan Fund and Matthews Asian Technology Fund, collectively referred to as the "Funds") including the schedules of Investments as of August 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods subsequent to August 31, 1998 indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods prior to September 1, 1998 were audited by other auditors whose report dated October 9, 1998 expressed an unqualified opinion on the financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthews Asian Funds as of August 31, 2001, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods subsequent to August 31, 1998 indicated thereon, in conformity with accounting principles generally accepted in the United States of America.






TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
October 5, 2001

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

MORNINGSTAR ANALYSIS by William Samuel Rocco

[MORNINGSTAR LOGO OMITTED]
MORNINGSTAR (REGISTRATION MARK]

MATTHEWS PACIFIC TIGER FUND:

Matthews Pacific Tiger continues to crush the competition in its chaotic category.

This fund has outpaced the vast majority of its rivals so far this year. Korea and China have been among the region's best markets in 2001, and the fund has been heavily weighted in both all year. Indeed, managers Paul Matthews and Mark Headley have held on to their sizable stakes in Korea's Hana Bank and Samsung Electronics, and they initiated positions in S1 Corporation and Internet Auction in May. They've also stuck with Huaneng Power and most of their other stocks in China, while adding a few new names such as New World China Land. What's more, the fund got a boost from its tech exposure earlier in the year and its financials exposure more recently. As a result, the fund is up 6% for the year to date through June 26, 200, whereas the average offering in its group is down 5%.

The fund has also fared better than its typical peer over the long term, as Matthews and Headley's growth-oriented stock selection has usually been right on the mark. For example, the fund gained 83% in 1999's growth surge--while its average peer returned 75%--thanks largely to Legend Holdings and several of their other tech and telecom picks.

Moreover, the fund has earned its returns without suffering too much more volatility than most other entries in the turbulent Pacific/Asia ex-Japan group. Though Matthews and Headley are growth-oriented investors, they pay a lot of attention to issue diversification, and the fund has a broader country range than many in the category (which includes several greater-China offerings).

Thus, we think that this fund remains a first-rate option for investors who are confident about emerging Asia's long-term future and are comforable with the many risks that come with investing in any regional emerging-markets offering.

-- JUNE 27, 2001
-------------------------
MATTHEWS ASIAN GROWTH AND INCOME FUND:

This fund continues to be a great way to play emerging Asia while moderating the risks that come with investing in that region.

Matthews Asian Growth & Income fund is the least risky option in the perilous Pacific/Asia ex-Japan category. Thanks to its emphasis on convertible bonds, it has handily outpaced its rivals during the region's many downturns. In fact, besides losing 10 percentage points less than its average peer in the crash of 1997, the fund gained 1% in the stormy conditions of 1998--while its typical rival lost 9%--buoyed by the fixed-income features and dollar denominations of its converts.

While he favors converts, manager Paul Matthews also has routinely purchased stocks that have high dividends. And as the yields on emerging Asia's bonds have come down over the past year, Matthews had paid increased attention to high-yielding stocks. He sold or trimmed the fund's stakes in Zenhai Refining and some other converts earlier this year, for example, while adding to his positions in the stocks of Petro China, Huaneng Power, and others. And he recently initiated positions in the stocks of Korea's Hyundai Department Stores and the Hong Kong fast-food chain Cafe de Coral, partly because he's optimistic about domestic oonsumption in those markets. Overall, the fund's equity weighting is now roughly 50% of assets, up from less than 20% few years ago.

This increased equity exposure has paid off thus far in 2001. Petro China and Huaneng Power are up about 36% and 29%, respectively, this year, and several of the fund's other stocks have posted solid gains. Many of its converts have also helped performance. For example, the converts of Hyundai Motors and China's Qingling Motors have provided a boost in recent weeks.

-- JUNE 27, 2001

                                                          WWW.MATTHEWSFUNDS.COM
                                                          ---------------------
                                                            800.789.ASIA [2742]
--------------------------------------------------------------------------------

OUR VIEWS OF ASIA

[PHOTO OF MARK HEADLEY'S VISIT TO SMIC OMITTED]

Mark Headley, President of Matthews International Capital Management, visits SMIC's new $1.6 billion semiconductor fabrication plant in Shanghai. SMIC is a consortium of major technology companies from Taiwan and the United States.

SEPTEMBER 2001

[PHOTO OF RICHARD GAO'S VISIT TO YANJING BEER GROUP OMITTED]

Richard Gao, co-portfolio manager of the Matthews China Fund, visits Yanjing Beer Group in Beijing, one of the largest high-tech breweries in the world.

OCTOBER 2000

[DRAGON GRAPHIC OMITED]

MATTHEWS ASIAN FUNDS
--------------------------------------------------------------------------------

[PHOTO OF GIORDANO'S GUANGZHOU BRANCH OMITTED]

Giordano's Guangzhou branch, one of the retailer's 400 retail clothing stores in China. There are a total of 800 Giordano stores throughout Asia.

MAY 2001

[PHOTO OF OLD SHANGHAI OMITTED]

A view of old Shanghai from new Shanghai.

MAY 2001

[PHOTO OF STARBUCKS OMITTED]

Starbucks is taking Tokyo by storm with clean, smoke-free shops. A good jolt of caffeine is just what Japan needs.

SEPTEMBER 2001


[PHOTO OMITTED]

Japan has the world's most sophisticated mobile phone service. The world's first 3G (third-generation) system is being introduced in Japan in October 2001.

SEPTEMBER 2001

[DRAGON GRAPHIC OMITTED]